                                                                    EXHIBIT 99.1

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                                                                BANK OF AMERICA
                                                                         [LOGO]



                       NATIONSBANC MONTGOMERY SECURITIES

                     NationsBanc Montgomery Securities LLC


-------------------------------------------------------------------------------


RMBS New Issue Term Sheet

$375,000,000

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1

Classes A-1F, A-2F, A-3F, A-4F, A-5F, A-6F, IOF, B, A-1A and A-2A

Delta Funding Corporation
(Seller and Servicer)


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

March 16, 1999

-------------------------------------------------------------------------------



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1

Offered Certificates:

To Maturity:


                                                                             Est.
                                                              Estimated    Principal                 Expected
              Class                       Class       Loan     WAL/MDUR    Pmt. Win.     Final     Ratings (S&P/
  Class    Description  Expected Size    Size (%)    Group      (yrs)        (mos)      Maturity     Moody's)

A-1F (1)       SEQ        92,400,000      24.64        F      0.80/0.76       1-18      11/15/15      AAA/Aaa
A-2F (1)       SEQ        71,700,000      19.12        F      2.00/1.83      18-32      2/15/23       AAA/Aaa
A-3F (1)       SEQ        34,800,000       9.28        F      3.10/2.73      32-44      6/15/25       AAA/Aaa
A-4F (1)       SEQ        52,100,000      13.89        F      4.90/4.05      44-83      2/15/28       AAA/Aaa
A-5F (1)       SEQ        25,750,000       6.87        F      10.46/7.13     83-188     2/15/29       AAA/Aaa
A-6F (1)       NAS        32,000,000       8.53        F      6.42/5.02      37-186     12/15/28      AAA/Aaa
B (1)          SUB        11,250,000       3.00        F      4.98/3.82      37-101     3/15/28      BBB-/Baa3
IOF (1)    Notional IO        NA            NA         F      1.65/0.98        NA       3/15/02      AAAr/Aaa
A-1A (2)     Floater      44,000,000      11.73        A       2.87/NA       1-188      2/15/29       AAA/Aaa
A-2A (2)       NAS        11,000,000       2.93        A      2.22/2.01      20-36      10/15/12      AAA/Aaa


To 10% Clean-up Call:


                                                                             Est.                     Expected
                                                              Estimated    Principal               Ratings (S&P/
              Class                       Class       Loan     WAL/MDUR    Pmt. Win     Final         Moody's)
  Class    Description  Expected Size    Size (%)    Group      (yrs)        (mos)     Maturity

A-1F (1)       SEQ        92,400,000      24.64        F      0.80/0.76       1-18      11/15/15      AAA/Aaa
A-2F (1)       SEQ        71,700,000      19.12        F      2.00/1.83      18-32      2/15/23       AAA/Aaa
A-3F (1)       SEQ        34,800,000       9.28        F      3.10/2.73      32-44      6/15/25       AAA/Aaa
A-4F (1)       SEQ        52,100,000      13.89        F      4.90/4.05      44-83      12/15/27      AAA/Aaa
A-5F (1)       SEQ        25,750,000       6.87        F      7.75/5.80      83-94      12/15/27      AAA/Aaa
A-6F (1)       NAS        32,000,000       8.53        F      6.22/4.91      37-94      12/15/27      AAA/Aaa
B (1)          SUB        11,250,000       3.00        F      4.97/3.82      37-94      12/15/27     BBB-/Baa3
IOF (1)    Notional IO        NA            NA         F      1.65/0.98        NA       3/15/02      AAAr/Aaa
A-1A (2)     Floater      44,000,000      11.73        A       2.69/NA        1-94      12/15/27      AAA/Aaa
A-2A (2)       NAS        11,000,000       2.93        A      2.22/2.01      20-36      10/15/12      AAA/Aaa


The Class IOF Certificates are offered solely by NationsBanc Montgomery Securities LLC.



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                                SUMMARY OF TERMS

Seller & Servicer:         Delta Funding Corporation ("Delta") , a
                           New York corporation and a wholly owned subsidiary of Delta Financial Corporation. The mortgage loans were originated or acquired by Delta. On or prior to the date the Certificates are issued, Delta will convey its interest in each Mortgage Loan to the Trust and will act as Servicer of the Mortgage Loans.

Trustee:                   Norwest Bank Minnesota, N.A.

Custodian:                 Bankers Trust Company of California, N.A.

Offering:                  Public; subject to a variance of plus or minus 5.0%.

Lead Manager:              NationsBanc Montgomery Securities LLC (Lead and Book
                           Manager)

Co-managers:               Lehman Brothers Inc.
                           Credit Suisse First Boston Corporation.
                           First Union Capital Markets Corp.

Cut-off Date: The close of business on February 28, 1999, except that the Cut-off Date for any Mortgage Loan originated after March 1, 1999 will be the date of the origination of that Mortgage Loan.

Expected
Closing Date:              March 30, 1999

Registration:              Certificates will be available in book-entry form
                           through DTC, Euroclear or Cedelbank.

Distribution
Date: The 15th day of each month (or next succeeding business day), beginning April 15, 1999.

Interest
Calculation:               Classes A-1F through A-6F Certificates, the Class
                           A-2A Certificates and the Class B Certificates are payable monthly from available funds starting 4/15/99 at their respective pass-through rates and calculated on a 30/360 basis and accruing from 3/1/99. The Class
                           A-1F through Class A-6F Certificates are subject to the Loan Group F Cap.

                           The Class A-1A Certificates are payable monthly from available funds starting 4/15/99 and accrue from the Closing Date. The Class A-1A Certificates reset monthly to One-Month LIBOR plus [ ]% in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans in the Mortgage Pool is less than 10% of the sum of such balances as of the Cut-off Date and the additional mortgage loan principal balances, or One-Month LIBOR plus [ ]%, in the case of any Distribution Date thereafter, in each case subject to the Available Funds Cap. Interest on the Class A-1A is calculated on an (Actual/360) basis.

Optional
Termination:               The servicer may, at its option, terminate the trust
                           on any distribution date when the aggregate principal balance of the mortgage loans is less than 10% of the sum of the principal balances of the mortgage loans delivered on the closing date and the additional mortgage loans.

Denominations:             $25,000 and integral multiples of $1,000 in excess of
                           $25,000.

Tax Status:                REMIC Election

ERISA: Subject to satisfaction of certain conditions, ERISA plans may purchase the offered certificates except for the Class B. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the offered certificates.


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Certificate
Insurer: MBIA Insurance Corporation. MBIA financial strength is rated "AAA" by Standard & Poor's Ratings Service, "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch IBCA, Inc.

Certificate
Insurance Policy:          MBIA Insurance Corporation will guarantee the timely
                           interest and ultimate payment of principal on the Offered Certificates, excluding the Class B
                           Certificates. The Class B Certificates are not insured.

Rating
Agencies:                  Standard & Poor's Ratings Service, and Moody's
                           Investors Service, Inc.

Initial Mortgage
Loans: The statistical information presented in the Term Sheet regarding the Mortgage Pool is based on the Statistical Mortgage Loans as of the Cut-off Date. The Mortgage Pool consists primarily of conventional, fully-amortizing and balloon, first and second lien, fixed and adjustable rate closed end, one-to four-family residential mortgage loans. As of the Cut-off Date, the Statistical Mortgage Pool consisted of a total of 2,961 loans of which 2,557 are fixed rate Mortgage Loans and 404 are adjustable rate Mortgage Loans. As of the Cut-off Date, the Statistical Mortgage Loans in the Fixed Rate Group (Loan Group F) had an Aggregate Principal Balance of approximately $212,288,029.28 and the Statistical Mortgage Loans in the Adjustable Rate Group (Loan Group A) has an Aggregate Principal Balance of approximately $34,929,024.88.

Additional Loans:          It is anticipated that certain additional
                           fixed and adjustable rate Mortgage Loans, in the amount of approximately $107,711,971 for the Fixed
                           Rate Group and approximately $20,070,976 for the Adjustable Rate Group, will be delivered on or prior to the Closing Date.

Available
Funds Cap:                 As to any Distribution Date, (A) in the case of
                           Loan Group F, Certificate Group F and the Class B
                           Certificates, the lesser of the Loan Group F Cap and the Loan Group A Cap and (B) in the case of the Class
                           A-1A Certificates, the Loan Group A Cap.

Loan Group A Cap:          The weighted average Net Loan Rate of the Mortgage
                           Loans in Loan Group A minus, for any Distribution
                           Date after the 12th Distribution Date, 0.50% per annum.

LIBOR Carryover
(Class A-1A only):         As to the Class A-1A Certificates and any
                           Distribution Date, the sum of (i) the excess, if any, of the related Class Monthly Interest Amount calculated on the basis of the lesser of (x) 1-Month
                           LIBOR plus the applicable Certificate Margin and (y)
                           14% per annum over the related Class Monthly
                           Interest Amount for such Distribution Date, (ii) any
                           LIBOR Carryover remaining unpaid from prior
                           Distribution Dates and (iii) 30 days interest on the amount in clause (ii) calculated on the basis of the lesser of (x) 1-Month LIBOR plus the applicable
                           Certificate Margin and (y) 14% per annum.

Loan Group F Cap:          A rate per annum equal to (i) the weighted average
                           Net Loan Rate of the Mortgage Loans in Loan Group F minus, (ii) the product of (x) the Certificate Rate on the Class IOF Certificates and (y) a fraction, the numerator of which is the Notional Amount of the Class IOF Certificates and the denominator of which is the Loan Group Balance of Loan Group F as of the first day of the related Due Period.

Class B Cap



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


Carryover:                 As to any Distribution Date, the sum of (i) the
                           excess, if any, of the related Class Monthly Interest
                           Amount, calculated at [ ]% per annum, over the Class
                           Monthly Interest Amount for such Distribution Date, and (ii) any Class B Cap Carryover remaining unpaid from prior Distribution Dates and (iii) 30 days' interest on the amount in clause (i) calculated at the rate of [ ]% per annum.

Available LIBOR
Carryover Amount:          As to any Distribution Date, the lesser of (x) the
                           amounts remaining after distributions (i) to the Senior Certificates and Class B Certificates of the related Class Interest Distribution Amount, (ii) to the Senior Certificates and Class B Certificates of the related Class Principal Distribution Amounts
                           (excluding any Subordination Increase Amount included therein), (iii) to the Offered Certificates of the Subordination Increase Amount for such Distribution Date, (iv) to the Class B Certificates of the Class B Interest Carryover Shortfall, (v) to the Class B Certificates of the Class B Principal
                           Carryover Shortfall and (y) the excess, if any, of
                           (x) the Interest Remittance Amount for Loan Group A for such Distribution Date over (y) the sum of the Trustee Fee for Loan Group A, the Certificate
                           Insurer premium for the Group A Certificates, the Class A-1A and Class A-2A Interest Distribution
                           Amounts and the Group A Subordination Increase
                           Amount.


Class Interest
Carryover Shortfall:       As to any Class of Certificates and any Distribution
                           Date, an amount equal to the sum of (i) the excess of the related Class Monthly Interest Amount for the preceding Distribution Date and any outstanding
                           Class Interest Carryover Shortfall with respect to such Class on such preceding Distribution Date, over the amount in respect of interest that is actually distributed to the Holders of such Class on such preceding Distribution Date plus (ii) one month's interest on such excess, to the extent permitted by law, at the related Pass-Through Rate.

Contact:                   NationsBanc Montgomery Securities LLC


                           Mortgage Trading/Syndicate  (704) 386-7744  (704) 335-5904 (Fax)
                           Chris Hentemann             (email:  chrishe@ncmi.com)
                           Bill Hale                   (email:  billh2@ncmi.com)
                           Alex Cha                    (email:  alex.i.cha@ncmi.com)

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1
DISTRIBUTION PRIORITIES

Available funds (net of Service Fee of 50 basis points) relating to the fixed rate group (Loan Group F) and the adjustable rate group (Loan Group A) will be used to first pay the Trustee fee and the Certificate Insurer premium, each for the related group, and then the Senior Class Interest Distribution Amount for the related group. Any remaining funds will be combined from both groups to pay the Class B Certificate Interest Distribution Amount. The principal distribution amount from the fixed rate group and the adjustable rate group will then be applied as described below.

1. Concurrently, to the Group A Certificates, the Group A Principal Distribution Amount and to the Group F Certificates, the Adjusted Principal Distribution Amount;

2. The Group A Principal Distribution Amount is the lesser of (A) the greater of (i) the product of (x) the Senior Principal Distribution Amount for such Distribution Date and (y) a fraction, the numerator of which is the aggregate principal balance of the Group A Certificates immediately prior to such Distribution Date, and the denominator of which is the aggregate principal balance of all Senior Certificates immediately prior to such Distribution Date, and (ii) the excess, if any, of (x) the aggregate principal balance of the Group A Certificates immediately prior to such Distribution Date over (y) the aggregate principal balance of all loans in Loan Group A as of the last day of the related due period or (B) Senior Principal Distribution Amount. The Adjusted Principal Distribution Amount is the excess of the Senior Principal Distribution Amount over the Group A Principal Distribution Amount.

Fixed Rate Classes:

   1. The Adjusted Principal Distribution Amount will be allocated in the following order of priority:

    a) To the Class A-6F Certificate, the product of (x) the applicable Class A-6F Percentage and (y) the product of (i) a fraction, the numerator of which is the principal balance of the Class A-6F Certificates and the denominator which is the aggregate principal balances of all Fixed Rate Offered Certificates and (ii) the Adjusted Principal Distribution Amount. The Class A-6F Percentage for each Distribution Date is as follows: 0% for Distribution Dates up to month 36; 45% for Distribution Dates in months 37 to 60; 80% for Distribution Dates in months 61 to 72; 100% for Distribution Dates in months 73 to 84; and 300% thereafter.
    b) Sequentially to Class A-1F, A-2F, A-3F, A-4F, A-5F and A-6F Certificates, in that order until the respective class principal balances thereof have been reduced to zero.
    c)   To the Class B Certificate, the Class B Principal Distribution Amount

   2. The Class B Certificates provides credit enhancement for the Senior Certificates in both Certificate Groups and may absorb losses on the Mortgage Loans in either Loan Group.
   3. Classes A-1F through A-6F Certificates and the Class B Certificates are payable monthly from available funds starting 4/15/99 with fixed pass-through rates calculated on a (30/360) basis accruing from 3/1/99, subject to an available funds cap. If the Optional Termination is not exercised, the Class A-5F pass-through rate will step up 0.50%.
   4. Fixed Rate Mortgage Loan Group ("Loan Group F") pricing speed: 125% Prepayment Assumption (100% Prepayment assumption assumes 4% CPR in month 1, and an additional 1.454545% in each month thereafter until month 12; on and thereafter, a constant 20% CPR).
   5. Fixed rate classes priced to maturity except for the Class A-5F which is priced to call.

Adjustable Rate Classes:

   1. The Class A-2A Certificates are entitled to receive 90% of the Group A Principal Distribution Amount starting on the 20th Distribution Date.
   2. The remaining Group A Principal Distribution Amount will be distributed to the Class A-1A and A-2A Certificates sequentially until their respective principal balances are reduced to zero.
   3. Class A-1A Certificates are payable monthly from available funds starting 4/15/99 with an adjustable pass-through rate calculated on an (Actual/360) basis accruing from the Closing Date. The Class A-1A Certificates reset monthly to one month LIBOR plus [ ]% and, if the Optional Termination is not exercised, the margin will increase by a multiple of two. The Class A-2A Certificates are payable monthly from available funds starting 4/15/99 with a fixed pass-through rate calculated on a (30/360) basis accruing from 3/1/99.

   4. Adjustable Rate Mortgage Loan Group ("Loan Group A") pricing speed: constant 30% CPR.

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1

   5. Class A-1A Certificates are priced to call and the Class A-2A Certificates are priced to maturity.


Interest Only Class (Offered solely by NMS):

         There will be a AAAr/Aaa rated interest-only class (Class IOF) relating to the Loan Group F with a coupon of 6.0% for the first 36 months and 0.0% for months 37 and beyond. The notional balance of Class IOF is equal to the lesser of (i) the aggregate principal balance of the loans in Loan Group F and (ii) the schedule listed below.

Class IOF (Offered solely by NMS):

There will be a AAAr/Aaa rated interest-only class (Class IOF) relating to the Loan Group F (Fixed Rate) Pool with a coupon of 6.0% for the first 36 months and 0.0% for months 37 and beyond. The notional balance of Class IOF is equal to the lesser of (i) the aggregate principal balance of the loans in Loan Group F and
(ii) the following schedule:

                          Month              Notional Balance
                          -----              ----------------

                          1-3                $  118,800,000
                          4-6                $  116,200,000
                          7-9                $  106,900,000
                          10-12              $   97,500,000
                          13-15              $   81,400,000
                          16-18              $   68,300,000
                          19-21              $   57,400,000
                          22-24              $   47,900,000
                          25-27              $   36,800,000
                          28-30              $   33,500,000
                          31-33              $   21,100,000
                          34-36              $   19,600,000

(1) Prepayments for the Group F loans are sized at 125% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(2) Prepayments for the Group A loans are sized at 30% CPR

Credit Enhancement

Credit enhancement for the structure is provided by excess interest, overcollateralization, cross-collateralization and the MBIA Insurance Policy on both the Fixed and Adjustable Rate Certificates (excluding the Class B Certificates) and the subordination of the Class B Certificate. The initial overcollateralization amount is zero. Excess interest is used to accelerate the principal payments of the bonds until the Required Overcollateralization Amount is reached. After the Stepdown Date, extra principal is released to keep the Required Overcollateralization Amount at a constant percentage of the mortgage loan balances. The mortgage loan groups are cross-collateralized such that no cash will be released until the Required Overcollateralization Amount has been reached.

Step Down Date

For each mortgage loan group, the later to occur of the 36th Distribution Date or the date upon which 50% of the original principal balance of the Mortgage Loans has been received by the Class A Certificateholders.


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1



                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group F

Summary


                                                                        Total        Minimum         Maximum

     Cut-off Date Aggregate Principal Balance                 $212,288,029.28
     Number of Loans                                                    2,557
     Average Original Loan Balance                                 $83,111.99      $5,000.00     $385,000.00
     Average Current Loan Balance                                  $83,022.30      $4,976.05     $384,862.42
     Weighted Average Combined Original LTV                            73.53%          8.00%          90.00%
     Weighted Average Gross Coupon                                    10.304%         7.450%         15.550%
     Weighted Average Remaining Term to Maturity (months)               322.3             58             360
     Weighted Average Original Term (months)                            323.3             60             360



                                                                                    Percent of Cut-off Date
                                                              Range                     Principal Balance

              Range of Original Terms (in months)             1-60                            0.17%
                                                              61-120                          1.46%
                                                              121-180                        12.81%
                                                              181-240                         7.12%
                                                              241-300                         1.41%
                                                              301-360                        77.03%

              Fully Amortizing Mortgage Loans                                                96.61%
              Balloon Mortgage Loans                                                          3.39%

              Lien Position                                   First                          95.66%
                                                              Second                          4.34%

              Property Type                                   Single Family                  68.02%
                                                              2-4 Family                     20.54%
                                                              Condominium                     3.72%

              Occupancy Status                                Owner Occupied                 87.24%
                                                              Non-owner Occupied             12.76%

              Geographic Distribution                         New York                       47.98%
                                                              New Jersey                      7.07%
                                                              Illinois                        5.88%
                                                              Pennsylvania                    5.43%
                                                              Ohio                            5.27%
                                                              Other                          28.36%

              Largest Zip Code Concentration                  11221                           1.40%

              Credit Grade*                                   A                              57.20%
                                                              B                              21.98%
                                                              C                              17.30%
                                                              D                               3.51%

                       *Credit Grade stratification above is based upon Delta's
                        Underwriting Guidelines and Criteria.

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1

                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group F


        Cut-off Date Principal Balances

         Range of Cut-off Date Principal      Number of Statistic     Cut-off Date Statistic      % of Cut-off Date
                     Balances                Calculation Mortgage     Calculation Principal     Statistic Calculation
                                                      Loans                   Balance              Principal Balance

                   $0.01 to  25,000.00                      205              3,864,206.64                   1.82
               25,000.01 to  50,000.00                      681             26,056,248.16                  12.27
               50,000.01 to  75,000.00                      532             33,025,016.28                  15.56
               75,000.01 to 100,000.00                      373             32,714,464.70                  15.41
              100,000.01 to 125,000.00                      250             28,278,290.67                  13.32
              125,000.01 to 150,000.00                      198             27,058,387.85                  12.75
              150,000.01 to 175,000.00                      133             21,425,895.08                  10.09
              175,000.01 to 200,000.00                       93             17,292,754.19                   8.15
              200,000.01 to 225,000.00                       40              8,503,222.74                   4.01
              225,000.01 to 250,000.00                       23              5,545,266.43                   2.61
              250,000.01 to 275,000.00                       12              3,153,746.84                   1.49
              275,000.01 to 300,000.00                        6              1,733,738.65                   0.82
              300,000.01 to 325,000.00                        7              2,196,531.57                   1.03
              325,000.01 to 350,000.00                        1                344,250.00                   0.16
              350,000.01 to 375,000.00                        2                711,147.06                   0.33
              375,000.01 to 400,000.00                        1                384,862.42                   0.18
                                                          -----           ---------------                 ------
                      Total                               2,557           $212,288,029.28                 100.00%
                                                          =====           ===============                 ======



          Original Principal Balances


           Range of Original Principal      Number of Statistic       Cut-off Date Statistic         % of Cut-off Date
                      Balances              Calculation Mortgage       Calculation Principal       Statistic Calculation
                                                  Loans                      Balance                 Principal Balance

                    $0.01 to  25,000.00                     205               3,864,206.64                      1.82
                25,000.01 to  50,000.00                     681              26,056,248.16                     12.27
                50,000.01 to  75,000.00                     530              32,875,037.52                     15.49
                75,000.01 to 100,000.00                     374              32,764,670.57                     15.43
               100,000.01 to 125,000.00                     250              28,253,783.38                     13.31
               125,000.01 to 150,000.00                     199              27,182,668.03                     12.80
               150,000.01 to 175,000.00                     133              21,425,895.08                     10.09
               175,000.01 to 200,000.00                      93              17,292,754.19                      8.15
               200,000.01 to 225,000.00                      39               8,278,280.09                      3.90
               225,000.01 to 250,000.00                      23               5,520,333.35                      2.60
               250,000.01 to 275,000.00                      13               3,403,622.57                      1.60
               275,000.01 to 300,000.00                       6               1,733,738.65                      0.82
               300,000.01 to 325,000.00                       7               2,196,531.57                      1.03
               325,000.01 to 350,000.00                       1                 344,250.00                      0.16
               350,000.01 to 375,000.00                       2                 711,147.06                      0.33
               375,000.01 to 400,000.00                       1                 384,862.42                      0.18
                                                          -----            ---------------                    ------
                         Total                            2,557            $212,288,029.28                    100.00%
                                                          =====            ===============                    ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1

                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group F

         Geographic Distribution


             Geographic Distribution            Number of Statistic         Cut-off Date          % of Cut-off Date
                                              Calculation Mortgage     Statistic Calculation    Statistic Calculation
                                                      Loans              Principal Balance        Principal Balance

              Arizona                                        4               179,084.62                       0.08
              Arkansas                                       8               353,729.09                       0.17
              California                                     1                25,600.00                       0.01
              Colorado                                       8               755,333.74                       0.36
              Connecticut                                   31             2,618,709.12                       1.23
              Delaware                                      14               955,577.58                       0.45
              District of Columbia                           4               380,273.78                       0.18
              Florida                                      124             7,656,748.97                       3.61
              Georgia                                      119             7,582,665.07                       3.57
              Illinois                                     156            12,486,661.56                       5.88
              Indiana                                       61             3,853,902.08                       1.82
              Kansas                                         1                32,145.38                       0.02
              Kentucky                                      18               792,337.74                       0.37
              Louisiana                                     10               545,797.41                       0.26
              Maine                                         11               683,161.39                       0.32
              Maryland                                      32             2,160,010.48                       1.02
              Massachusetts                                 69             6,677,360.06                       3.15
              Michigan                                     107             5,499,171.00                       2.59
              Minnesota                                      2               170,665.78                       0.08
              Mississippi                                   15               552,266.32                       0.26
              Missouri                                      32             1,883,097.04                       0.89
              Montana                                        1                29,907.71                       0.01
              Nebraska                                       2               105,357.87                       0.05
              New Hampshire                                 13               986,560.32                       0.46
              New Jersey                                   161            14,998,429.76                       7.07
              New Mexico                                     1                89,507.01                       0.04
              New York                                     900           101,863,754.39                      47.98
              North Carolina                                74             4,546,338.10                       2.14
              Ohio                                         181            11,195,081.13                       5.27
              Oklahoma                                       4                91,661.67                       0.04
              Pennsylvania                                 219            11,534,872.84                       5.43
              Rhode Island                                  11               685,158.04                       0.32
              South Carolina                                23             1,036,815.79                       0.49
              Tennessee                                     77             5,393,572.19                       2.54
              Texas                                         21               977,464.87                       0.46
              Utah                                           2               173,099.02                       0.08
              Vermont                                        1                63,733.41                       0.03
              Virginia                                      14             1,082,391.03                       0.51
              Washington                                     2               181,285.29                       0.09
              West Virginia                                  3               151,651.73                       0.07
              Wisconsin                                     20             1,257,088.90                       0.59
                                                         -----          ---------------                     ------
                       Total                             2,557          $212,288,029.28                     100.00%
                                                         =====          ===============                     ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group F

         Original Combined Loan-to-Value Ratios


                Range of Original Combined     Number of Statistic    Cut-off Date Statistic     % of Cut-off Date
                   Loan-to-Value Ratios       Calculation Mortgage    Calculation Principal    Statistic Calculation
                                                      Loans                  Balance             Principal Balance

                  5.01% to 10.00%                       2                 115,869.26                     0.05
                 10.01% to 15.00%                       7                 230,510.75                     0.11
                 15.01% to 20.00%                      14                 409,643.93                     0.19
                 20.01% to 25.00%                      26                 901,802.50                     0.42
                 25.01% to 30.00%                      29               1,325,469.22                     0.62
                 30.01% to 35.00%                      35               1,473,587.83                     0.69
                 35.01% to 40.00%                      43               2,002,058.68                     0.94
                 40.01% to 45.00%                      51               2,739,567.00                     1.29
                 45.01% to 50.00%                     105               5,952,915.31                     2.80
                 50.01% to 55.00%                      91               5,770,283.27                     2.72
                 55.01% to 60.00%                     154              11,305,735.94                     5.33
                 60.01% to 65.00%                     216              16,073,120.49                     7.57
                 65.01% to 70.00%                     355              28,540,277.95                    13.44
                 70.01% to 75.00%                     318              26,176,993.74                    12.33
                 75.01% to 80.00%                     620              55,078,158.38                    25.95
                 80.01% to 85.00%                     278              28,209,514.48                    13.29
                 85.01% to 90.00%                     213              25,982,520.55                    12.24
                                                    -----            ---------------                   ------
                       Total                        2,557            $212,288,029.28                   100.00%
                                                    =====            ===============                   ======


         Lien Position


                 Lien                  Number of Statistic     Cut-off Date Statistic      % of Cut-off Date
                                      Calculation Mortgage     Calculation Principal     Statistic Calculation
                                              Loans                   Balance              Principal Balance

                First                              2,325              203,073,096.27                    95.66
                Second                               232                9,214,933.01                     4.34
                                                   -----             ---------------                   ------
                  Total                            2,557             $212,288,029.28                   100.00%
                                                   =====             ===============                   ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group F

         Cut-Off Date Loan Rates


                 Range of Cut-off Date     Number of Statistic    Cut-off Date Statistic     % of Cut-off Date
                       Loan Rates         Calculation Mortgage    Calculation Principal    Statistic Calculation
                                                  Loans                   Balance            Principal Balance

                   7.001% to 7.500%                   10                 990,387.26                      0.47
                   7.501% to 8.000%                  123              12,190,349.27                      5.74
                   8.001% to 8.500%                  115              12,018,266.33                      5.66
                   8.501% to 9.000%                  226              22,726,589.98                     10.71
                   9.001% to 9.500%                  185              17,357,648.27                      8.18
                   9.501% to 10.000%                 405              37,284,288.24                     17.56
                  10.001% to 10.500%                 263              22,496,616.25                     10.60
                  10.501% to 11.000%                 382              31,377,444.16                     14.78
                  11.001% to 11.500%                 242              17,219,907.72                      8.11
                  11.501% to 12.000%                 230              16,658,815.57                      7.85
                  12.001% to 12.500%                 129               8,383,222.89                      3.95
                  12.501% to 13.000%                 115               7,030,549.73                      3.31
                  13.001% to 13.500%                  41               2,140,976.82                      1.01
                  13.501% to 14.000%                  59               2,953,894.66                      1.39
                  14.001% to 14.500%                  17                 756,361.02                      0.36
                  14.501% to 15.000%                   9                 433,556.60                      0.20
                  15.001% to 15.500%                   5                 231,426.50                      0.11
                  15.501% to 16.000%                   1                  37,728.01                      0.02
                                                   -----            ---------------                   -------
                         Total                     2,557            $212,288,029.28                    100.00%
                                                   =====            ===============                   =======


         Original Terms to Stated Maturity


                    Range of Original      Number of Statistic    Cut-off Date Statistic      % of Cut-off Date
                     Terms to Stated      Calculation Mortgage    Calculation Principal     Statistic Calculation
                    Maturity (Months)             Loans                   Balance             Principal Balance

                      1 - 60                          11                  359,193.45                     0.17
                     61 - 120                         67                3,099,802.93                     1.46
                    121 - 180                        473               27,194,867.89                    12.81
                    181 - 240                        211               15,124,145.87                     7.12
                    241 - 300                         34                2,986,721.96                     1.41
                    301 - 360                      1,761              163,523,297.18                    77.03
                                                   -----             ---------------                  -------
                      Total                        2,557             $212,288,029.28                   100.00%
                                                   =====             ===============                  =======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1



                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group F


         Remaining Months to Stated Maturity

                   Range of Remaining       Number of Statistic   Cut-off Date Statistic      % of Cut-off Date
               Months to Stated Maturity   Calculation Mortgage   Calculation Principal     Statistic Calculation
                                                   Loans                  Balance             Principal Balance

                     1 - 60                                 11                 359,193.45                     0.17
                    61 - 120                                67               3,099,802.93                     1.46
                   121 - 180                               473              27,194,867.89                    12.81
                   181 - 240                               211              15,124,145.87                     7.12
                   241 - 300                                34               2,986,721.96                     1.41
                   301 - 360                             1,761             163,523,297.18                    77.03
                                                         -----            ---------------                   ------
                     Total                               2,557            $212,288,029.28                   100.00%
                                                         =====            ===============                   ======

         Months Since Origination

                 Range of Months Since      Number of Statistic    Cut-off Date Statistic     % of Cut-off Date
                      Origination          Calculation Mortgage    Calculation Principal    Statistic Calculation
                                                   Loans                   Balance            Principal Balance

                      0                                   929              82,061,113.41                    38.66
                    1 - 3                               1,524             121,791,742.44                    57.37
                    4 - 6                                  95               7,233,333.15                     3.41
                    7 - 12                                  9               1,201,840.28                     0.57
                                                        -----            ---------------                  -------
                    Total                               2,557            $212,288,029.28                   100.00%
                                                        =====            ===============                  =======


         Property Type

                   Property Type              Number of Statistic    Cut-off Date Statistic       % of Cut-off Date
                                            Calculation Mortgage     Calculation Principal     Statistic Calculation
                                                    Loans                   Balance              Principal Balance

              Single Family                              1,903            144,401,353.98                        68.02
              Condominium                                   93              7,888,253.63                         3.72
              Two-to-Four Family                           399             43,604,642.68                        20.54
              Five-to-Eight Family                          69              7,744,964.46                         3.65
              Mixed Use                                     73              7,646,471.77                         3.60
              Mobile Home                                   20              1,002,342.76                         0.47
                                                         -----           ---------------                       ------
                      Total                              2,557           $212,288,029.28                       100.00%
                                                         =====           ===============                       ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1



                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group F


         Occupancy Type

                   Occupancy Type           Number of Statistic     Cut-off Date Statistic       % of Cut-off Date
                                           Calculation Mortgage     Calculation Principal      Statistic Calculation
                                                   Loans                    Balance              Principal Balance

                Owner Occupied                           2,198             185,193,900.25                       87.24
                Non-Owner Occupied                         359              27,094,129.03                       12.76
                                                         -----            ---------------                      ------
                         Total                           2,557            $212,288,029.28                      100.00%
                                                         =====            ===============                      ======

[CAPTION]

         Documentation Type


                  Documentation Type        Number of Statistic     Cut-off Date Statistic      % of Cut-off Date
                                           Calculation Mortgage     Calculation Principal     Statistic Calculation
                                                   Loans                   Balance              Principal Balance

                 Full                                    1,889             156,689,268.53                       73.81
                 Alternate                                 377              33,021,336.45                       15.55
                 Limited                                   215              17,053,650.37                        8.03
                 No Documentation                           76               5,523,773.93                        2.60
                                                         -----            ---------------                      ------
                          Total                          2,557            $212,288,029.28                      100.00%
                                                         =====            ===============                      ======

         Loan Type

                  Loan Type                 Number of Statistic    Cut-off Date Statistic      % of Cut-off Date
                                           Calculation Mortgage    Calculation Principal     Statistic Calculation
                                                   Loans                   Balance             Principal Balance

                Balloon                                    100               7,189,781.26                      3.39
                Fixed Rate                               2,457             205,098,248.02                     96.61
                                                         -----            ---------------                    ------
                   Total                                 2,557            $212,288,029.28                    100.00%
                                                         =====            ===============                    ======


         Purpose

                  Purpose                    Number of Statistic    Cut-off Date Statistic      % of Cut-off Date
                                            Calculation Mortgage    Calculation Principal     Statistic Calculation
                                                    Loans                  Balance              Principal Balance

          Purchase                                         275              27,981,065.55                     13.18
          Refinance (Rate/Term)                            247              20,869,799.04                      9.83
          Refinance (Cash Out)                           1,196              91,966,100.75                     43.32
          Refinance (Debt Consolidation)                   839              71,471,063.94                     33.67
                                                         -----            ---------------                    ------
                       Total                             2,557            $212,288,029.28                    100.00%
                                                         =====            ===============                    ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1

                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group F


         Months Delinquent

               Delinquency (Months)          Number of Statistic    Cut-off Date Statistic     % of Cut-off Date
                                            Calculation Mortgage    Calculation Principal    Statistic Calculation
                                                    Loans                  Balance             Principal Balance

                         0                               2,520            209,350,259.91                     98.62
                         1                                  37              2,937,769.37                      1.38
                                                         -----           ---------------                    ------
                       Total                             2,557           $212,288,029.28                    100.00%
                                                         =====           ===============                    ======


         Credit Grade

            Credit Grade                     Number of Statistic    Cut-off Date Statistic       % of Cut-off Date
                                                  Calculation              Calculation          Statistic Calculation
                                                 Mortgage Loans         Principal Balance         Principal Balance

                     A                                   1,314            121,424,831.90                      57.20
                     B                                     594             46,669,670.77                      21.98
                     C                                     506             36,732,006.51                      17.30
                     D                                     143              7,461,520.10                       3.51
                                                         -----           ---------------                     ------
                   Total                                 2,557           $212,288,029.28                     100.00%
                                                         =====           ===============                     ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group A


Summary

                                                                         Total               Minimum               Maximum

     Cut-off Date Aggregate Principal Balance                   $34,929,024.88
     Number of Loans                                                       404
     Average Original Loan Balance                                  $86,521.73            $22,750.00           $297,000.00
     Average Current Loan Balance                                   $86,457.98            $22,750.00           $296,735.55
     Weighted Average Combined Original LTV                             78.48%                31.19%                90.00%
     Weighted Average Gross Coupon                                     10.422%                7.200%               15.600%
     Weighted Average Remaining Term to Maturity (months)                358.7                   179                   360
     Weighted Average Original Term (months)                             359.8                   180                   360
     Weighted Average Gross Margin                                      6.602%                3.550%               11.200%
     Weighted Average Lifetime Cap                                     17.284%               14.200%               22.600%
     Weighted Average Lifetime Floor                                   10.420%                7.200%               15.600%
     Weighted Average Periodic Cap                                      0.998%                0.000%                1.000%
     Weighted Average First Adjustment Cap                              2.983%                1.000%                5.700%



                                                                                                            Percent of
                                                                                                           Cut-off Date
                                                                Range                                    Principal Balance

              Range of Original Terms (in months)               180                                              0.12%
                                                                360                                             99.88%

              Fully Amortizing Loans                                                                           100.00%

              Index                                             6 Month LIBOR                                  100.00%

              Lien Position                                     First                                          100.00%

              Property Type                                     Single Family                                   81.51%
                                                                2-4 Family                                      14.76%
                                                                Condominium                                      3.74%

              Occupancy Status                                  Owner Occupied                                  90.00%
                                                                Non-owner Occupied                              10.00%

              Geographic Distribution                           Ohio                                            29.37%
                                                                Illinois                                        15.34%
                                                                New Jersey                                      11.21%
                                                                Michigan                                         8.12%
                                                                Pennsylvania                                     4.76%
                                                                Other                                           31.20%

              Largest Zip Code Concentration                    60103                                            1.10%

              Credit Grade*                                     A                                               53.67%
                                                                B                                               22.06%
                                                                C                                               18.69%
                                                                D                                                5.58%


         *Credit Grade stratification above is based upon Deltas' Underwriting
          Guidelines and Criteria.

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group A


         Month of Next Change Date

       Month of Next       % of Cut-off Date        Weighted       Weighted        Weighted        Weighted         Weighted
        Change Date      Statistic Calculation   Average Loan   Average Margin      Average         Average         Average
                           Principal Balance          Rate                        Initial Cap    Periodic Cap     Lifetime Cap

        1999/04                        0.35%          8.975%          5.463%         1.000%           1.000%         14.975%
        1999/05                        0.59%         10.497%          6.848%         1.000%           0.697%         17.497%
        2000/07                        0.60%         10.850%          8.100%         3.000%           1.000%         16.850%
        2000/08                        0.09%         10.750%          6.500%         3.000%           1.000%         17.750%
        2000/09                        1.14%         10.269%          6.594%         3.000%           1.000%         16.367%
        2000/10                        4.23%         10.017%          6.201%         3.000%           1.000%         16.341%
        2000/11                        4.92%         10.774%          7.185%         2.951%           1.000%         17.087%
        2000/12                        6.79%         10.901%          7.132%         3.077%           1.000%         17.576%
        2001/01                        7.56%         10.849%          6.975%         3.000%           1.000%         17.577%
        2001/02                        7.20%         10.946%          6.887%         2.980%           1.000%         17.719%
        2001/07                        0.57%         10.750%          7.300%         3.000%           1.000%         16.750%
        2001/11                        0.54%         12.026%          7.878%         3.000%           1.000%         19.026%
        2001/12                       10.30%         10.366%          6.407%         3.000%           1.000%         17.349%
        2002/01                       23.82%         10.344%          6.530%         3.000%           1.000%         17.344%
        2002/02                       31.31%         10.149%          6.359%         3.000%           1.000%         17.183%
                                     ------          ------           -----          -----            -----          ------
          Total/W.A.                 100.00%         10.422%          6.602%         2.983%           0.998%         17.284%
                                     ======          ======           =====          =====            =====          ======


         Product Type

        Product Type       % of Cut-off Date        Weighted       Weighted       Weighted        Weighted     Weighted Average
                         Statistic Calculation    Average Loan      Average       Average         Average        Lifetime Cap
                           Principal Balance          Rate          Margin      Initial Cap     Periodic Cap

       3/27 6M Libor                  66.54%         10.273%         6.448%          3.000%           1.000%          17.278%
       2/28 6M Libor                  32.52%         10.741%         6.926%          3.004%           1.000%          17.318%
          6M Libor                     0.94%          9.935%         6.337%          1.000%           0.809%          16.565%
                                     ------          ------          -----           -----            -----           ------
         Total/W.A.                  100.00%         10.422%         6.602%          2.983%           0.998%          17.284%
                                     ======          ======          =====           =====            =====           ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1

                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group A


         Cut-off Date Principal Balances

                Range of Cut-off Date        Number of Statistic    Cut-off Date Statistic      % of Cut-off Date
                 Principal Balances         Calculation Mortgage    Calculation Principal     Statistic Calculation
                                                    Loans                   Balance             Principal Balance

                $0.01 to  25,000.00                         7               169,496.83                     0.49
            25,000.01 to  50,000.00                        77             3,021,283.39                     8.65
            50,000.01 to  75,000.00                       112             7,004,922.77                    20.05
            75,000.01 to 100,000.00                        88             7,559,762.80                    21.64
           100,000.01 to 125,000.00                        57             6,434,526.00                    18.42
           125,000.01 to 150,000.00                        26             3,546,517.51                    10.15
           150,000.01 to 175,000.00                        16             2,567,575.93                     7.35
           175,000.01 to 200,000.00                         9             1,719,745.33                     4.92
           200,000.01 to 225,000.00                         6             1,272,555.49                     3.64
           225,000.01 to 250,000.00                         1               234,500.00                     0.67
           250,000.01 to 275,000.00                         2               541,903.28                     1.55
           275,000.01 to 300,000.00                         3               856,235.55                     2.45
                                                          ---           --------------                   ------
                    Total                                 404           $34,929,024.88                   100.00%
                                                          ===           ==============                   ======



         Original Principal Balances

           Range of Original Principal    Number of Statistic    Cut-off Date Statistic     % of Cut-off Date
                     Balances            Calculation Mortgage    Calculation Principal    Statistic Calculation
                                                 Loans                  Balance             Principal Balance

                $0.01 to  25,000.00                         7               169,496.83                     0.49
            25,000.01 to  50,000.00                        77             3,021,283.39                     8.65
            50,000.01 to  75,000.00                       112             7,004,922.77                    20.05
            75,000.01 to 100,000.00                        88             7,559,762.80                    21.64
           100,000.01 to 125,000.00                        57             6,434,526.00                    18.42
           125,000.01 to 150,000.00                        26             3,546,517.51                    10.15
           150,000.01 to 175,000.00                        16             2,567,575.93                     7.35
           175,000.01 to 200,000.00                         9             1,719,745.33                     4.92
           200,000.01 to 225,000.00                         6             1,272,555.49                     3.64
           225,000.01 to 250,000.00                         1               234,500.00                     0.67
           250,000.01 to 275,000.00                         2               541,903.28                     1.55
           275,000.01 to 300,000.00                         3               856,235.55                     2.45
                                                          ---           --------------                   ------
                    Total                                 404           $34,929,024.88                   100.00%
                                                          ===           ==============                   ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group A

         Geographic Distribution


              Geographic Distribution        Number of Statistic    Cut-off Date Statistic     % of Cut-off Date
                                            Calculation Mortgage    Calculation Principal    Statistic Calculation
                                                    Loans                  Balance             Principal Balance

                Arkansas                                     1               131,250.00                     0.38
                California                                   2               227,691.27                     0.65
                Colorado                                    10             1,167,749.73                     3.34
                Connecticut                                  5               352,411.95                     1.01
                Delaware                                     3               269,050.00                     0.77
                Florida                                     19             1,500,913.65                     4.30
                Georgia                                     16             1,299,971.37                     3.72
                Illinois                                    46             5,359,352.52                    15.34
                Indiana                                      5               581,033.22                     1.66
                Kentucky                                     1                79,177.52                     0.23
                Maine                                        2                92,766.11                     0.27
                Maryland                                     4               306,488.71                     0.88
                Massachusetts                                3               350,174.32                     1.00
                Michigan                                    43             2,834,869.36                     8.12
                Mississippi                                  1                30,375.15                     0.09
                Missouri                                     6               508,566.74                     1.46
                Montana                                      2               168,100.00                     0.48
                Nevada                                       1               123,399.24                     0.35
                New Hampshire                                6               563,884.78                     1.61
                New Jersey                                  34             3,916,552.45                    11.21
                New Mexico                                   2               114,167.25                     0.33
                New York                                     3               352,805.93                     1.01
                North Carolina                              18             1,350,685.65                     3.87
                Ohio                                       132            10,259,373.39                    29.37
                Oklahoma                                     4               128,896.31                     0.37
                Pennsylvania                                21             1,661,054.66                     4.76
                Rhode Island                                 1                70,035.70                     0.20
                South Carolina                               1                99,500.00                     0.28
                Tennessee                                    7               475,355.40                     1.36
                Texas                                        1               108,689.57                     0.31
                Utah                                         2               303,000.00                     0.87
                Virginia                                     1                35,700.00                     0.10
                Washington                                   1               105,982.93                     0.30
                                                           ---           --------------                   ------
                       Total                               404           $34,929,024.88                   100.00%
                                                           ===           ==============                   ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group A


         Original Combined Loan-to-Value Ratios

               Range of Original Combined      Number of Statistic    Cut-off Date Statistic      % of Cut-off Date
                  Loan-to-Value Ratios        Calculation Mortgage    Calculation Principal     Statistic Calculation
                                                      Loans                   Balance             Principal Balance

                   30.01% to 35.00%                            3                 97,016.60                     0.28
                   35.01% to 40.00%                            5                319,616.03                     0.92
                   40.01% to 45.00%                            2                 80,576.63                     0.23
                   45.01% to 50.00%                            8                350,693.37                     1.00
                   50.01% to 55.00%                            9                607,867.57                     1.74
                   55.01% to 60.00%                           21              1,208,244.01                     3.46
                   60.01% to 65.00%                           16                879,775.26                     2.52
                   65.01% to 70.00%                           42              3,030,781.45                     8.68
                   70.01% to 75.00%                           65              5,432,550.55                    15.55
                   75.01% to 80.00%                          110             10,333,213.27                    29.58
                   80.01% to 85.00%                           54              5,151,841.46                    14.75
                   85.01% to 90.00%                           69              7,436,848.68                    21.29
                                                             ---            --------------                   ------
                         Total                               404            $34,929,024.88                   100.00%
                                                             ===            ==============                   ======


         Lien Position

                           Lien                   Number of Statistic    Cut-off Date Statistic     % of Cut-off Date
                                                 Calculation Mortgage    Calculation Principal    Statistic Calculation
                                                         Loans                  Balance             Principal Balance

                     First                                      404             34,929,024.88                   100.00
                                                                ---            --------------                   ------
                          Total                                 404            $34,929,024.88                   100.00%
                                                                ===            ==============                   ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1

                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group A


         Cut-Off Date Loan Rates

                Range of Cut-off Date     Number of Statistic    Cut-off Date Statistic     % of Cut-off Date
                      Loan Rates         Calculation Mortgage    Calculation Principal    Statistic Calculation
                                                 Loans                  Balance             Principal Balance

                 7.001% to 7.500%                           3               326,274.34                     0.93
                 7.501% to 8.000%                           6               426,729.14                     1.22
                 8.001% to 8.500%                           8               627,745.87                     1.80
                 8.501% to 9.000%                          20             1,994,349.47                     5.71
                 9.001% to 9.500%                          54             5,470,492.88                    15.66
                 9.501% to 10.000%                         68             6,104,078.02                    17.48
                10.001% to 10.500%                         60             5,329,537.20                    15.26
                10.501% to 11.000%                         69             6,176,296.25                    17.68
                11.001% to 11.500%                         36             3,033,457.78                     8.68
                11.501% to 12.000%                         31             2,495,444.19                     7.14
                12.001% to 12.500%                         15             1,185,844.70                     3.40
                12.501% to 13.000%                          9               534,004.83                     1.53
                13.001% to 13.500%                         10               458,417.04                     1.31
                13.501% to 14.000%                          6               241,510.20                     0.69
                14.001% to 14.500%                          1                40,792.97                     0.12
                14.501% to 15.000%                          5               273,700.00                     0.78
                15.001% to 15.500%                          2               157,850.00                     0.45
                15.501% to 16.000%                          1                52,500.00                     0.15
                                                          ---           --------------                   ------
                      Total                               404           $34,929,024.88                   100.00%
                                                          ===           ==============                   ======



         Original Term to Stated Maturity

               Range of Original Terms     Number of Statistic    Cut-off Date Statistic     % of Cut-off Date
                  to Stated Maturity      Calculation Mortgage    Calculation Principal    Statistic Calculation
                                                  Loans                  Balance             Principal Balance

                        180                                  1                41,403.77                     0.12
                        360                                403            34,887,621.11                    99.88
                                                           ---            -------------                    -----
                       Total                               404           $34,929,024.88                  100.00%
                                                           ===           ==============                  ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1

                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group A


         Remaining Months to Stated Maturity

                Range of Remaining      Number of Statistic     Cut-off Date Statistic       % of Cut-off Date
                Months to Stated       Calculation Mortgage     Calculation Principal      Statistic Calculation
                     Maturity                  Loans                    Balance              Principal Balance

                    121 - 180                            1                41,403.77                     0.12
                    301 - 360                          403            34,887,621.11                    99.88
                                                       ---           --------------                   ------
                      Total                            404           $34,929,024.88                   100.00%
                                                       ===           ==============                   ======


         Months Since Origination

                Range of Months      Number of Statistic     Cut-off Date Statistic     % of Cut-off Date
               since Origination    Calculation Mortgage     Calculation Principal    Statistic Calculation
                                            Loans                   Balance             Principal Balance

                     0                              174               14,978,437.86                    42.88
                   1 - 3                            212               18,144,589.23                    51.95
                   4 - 6                             15                1,368,109.15                     3.92
                   7 - 12                             3                  437,888.64                     1.25
                                                    ---              --------------                   ------
                   Total                            404              $34,929,024.88                   100.00%
                                                    ===              ==============                   ======


         Property Type

                Property Type         Number of Statistic     Cut-off Date Statistic     % of Cut-off Date
                                     Calculation Mortgage     Calculation Principal    Statistic Calculation
                                             Loans                   Balance             Principal Balance

          Single Family                              336              28,469,852.04                    81.51
          Condominium                                 19               1,304,606.70                     3.74
          Two-to-Four Family                          49               5,154,566.14                    14.76
                                                     ---             --------------                   ------
                  Total                              404             $34,929,024.88                   100.00%
                                                     ===             ==============                   ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group A


         Occupancy Type

                   Occupancy Type            Number of Statistic     Cut-off Date Statistic      % of Cut-off Date
                                            Calculation Mortgage     Calculation Principal     Statistic Calculation
                                                    Loans                    Balance             Principal Balance

              Owner Occupied                                357            31,435,215.09                    90.00
              Non-Owner Occupied                             47             3,493,809.79                    10.00
                                                            ---           --------------                   ------
                      Total                                 404           $34,929,024.88                   100.00%
                                                            ===           ==============                   ======



         Documentation Type

               Documentation Type            Number of Statistic     Cut-off Date Statistic      % of Cut-off Date
                                            Calculation Mortgage     Calculation Principal     Statistic Calculation
                                                    Loans                    Balance             Principal Balance

              Full                                           281            24,571,851.75                    70.35
              Alternate                                       55             5,133,098.51                    14.70
              Limited                                         47             3,583,491.32                    10.26
              No Documentation                                21             1,640,583.30                     4.70
                                                             ---           --------------                   ------
                       Total                                 404           $34,929,024.88                   100.00%
                                                             ===           ==============                   ======



         Purpose

                    Purpose                   Number of Statistic    Cut-off Date Statistic      % of Cut-off Date
                                             Calculation Mortgage    Calculation Principal     Statistic Calculation
                                                     Loans                  Balance              Principal Balance

           Purchase                                           66              6,891,882.69                      19.73
           Refinance (Rate/Term)                              60              5,248,861.30                      15.03
           Refinance (Cash Out)                              141             11,502,391.00                      32.93
           Refinance (Debt Consolidation)                    137             11,285,889.89                      32.31
                                                             ---            --------------                     ------
                        Total                                404            $34,929,024.88                     100.00%
                                                             ===            ==============                     ======


         Months Delinquent

              Delinquency (Months)             Number of Statistic     Cut-off Date Statistic     % of Cut-off Date
                                              Calculation Mortgage     Calculation Principal    Statistic Calculation
                                                      Loans                   Balance             Principal Balance

                      0                                       398            34,585,327.02                    99.02
                      1                                         6               343,697.86                     0.98
                                                              ---           --------------                   ------
                    Total                                     404           $34,929,024.88                   100.00%
                                                              ===           ==============                   ======



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group A


         Credit Grade

               Credit Grade              Number of Statistic     Cut-off Date Statistic     % of Cut-off Date
                                        Calculation Mortgage     Calculation Principal    Statistic Calculation
                                                Loans                   Balance             Principal Balance

                   A                                    194            18,747,345.52                    53.67
                   B                                     90             7,705,625.32                    22.06
                   C                                     85             6,528,660.93                    18.69
                   D                                     35             1,947,393.11                     5.58
                                                        ---           --------------                   ------
                 Total                                  404           $34,929,024.88                   100.00%
                                                        ===           ==============                   ======


         Product Type

                Product Type              Number of Statistic     Cut-off Date Statistic     % of Cut-off Date
                                         Calculation Mortgage     Calculation Principal    Statistic Calculation
                                                 Loans                   Balance             Principal Balance

            2/28 6M Libor                               124            11,359,010.37                    32.52
            3/27 6M Libor                               277            23,241,425.30                    66.54
            6M Libor                                      3               328,589.21                     0.94
                                                        ---           --------------                   ------
                  Total                                 404           $34,929,024.88                   100.00%
                                                        ===           ==============                   ======



NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1

                         DESCRIPTION OF THE COLLATERAL
                                  Loan Group A


         Month of Next Change Date

              Month of Next Change              Number of Statistic     Cut-off Date Statistic     % of Cut-off Date
                                               Calculation Mortgage     Calculation Principal    Statistic Calculation
                                                       Loans                   Balance             Principal Balance

                      1999/04                                   1                 121,372.90                     0.35
                      1999/05                                   2                 207,216.31                     0.59
                      2000/07                                   1                 209,644.48                     0.60
                      2000/08                                   1                  29,876.18                     0.09
                      2000/09                                   4                 397,407.83                     1.14
                      2000/10                                  12               1,477,777.56                     4.23
                      2000/11                                  19               1,717,387.26                     4.92
                      2000/12                                  24               2,370,068.45                     6.79
                      2001/01                                  32               2,640,253.18                     7.56
                      2001/02                                  31               2,516,595.43                     7.20
                      2001/07                                   1                 198,367.98                     0.57
                      2001/11                                   3                 188,040.08                     0.54
                      2001/12                                  47               3,597,922.49                    10.30
                      2002/01                                  98               8,319,307.89                    23.82
                      2002/02                                 128              10,937,786.86                    31.31
                                                              ---             --------------                   ------
                       Total                                  404             $34,929,024.88                   100.00%
                                                              ===             ==============                   ======



         Gross Margin

              Range of Gross Margins              Number of Statistic     Cut-off Date Statistic     % of Cut-off Date
                                                 Calculation Mortgage     Calculation Principal    Statistic Calculation
                                                         Loans                   Balance             Principal Balance

                   3.501% to 4.000%                               4                388,714.34                     1.11
                   4.001% to 4.500%                               7                642,090.85                     1.84
                   4.501% to 5.000%                               6                405,283.55                     1.16
                   5.001% to 5.500%                              41              3,977,462.40                    11.39
                   5.501% to 6.000%                              56              5,423,987.79                    15.53
                   6.001% to 6.500%                              76              6,605,879.97                    18.91
                   6.501% to 7.000%                              73              6,496,646.02                    18.60
                   7.001% to 7.500%                              57              4,671,741.35                    13.37
                   7.501% to 8.000%                              37              3,240,192.61                     9.28
                   8.001% to 8.500%                              13              1,252,288.83                     3.59
                   8.501% to 9.000%                              15                734,992.23                     2.10
                   9.001% to 9.500%                               9                525,944.10                     1.51
                   9.501% to 10.000%                              3                154,750.84                     0.44
                  10.001% to 10.500%                              4                198,700.00                     0.57
                  10.501% to 11.000%                              2                157,850.00                     0.45
                  11.001% to 11.500%                              1                 52,500.00                     0.15
                                                                ---            --------------                   ------
                         Total                                  404            $34,929,024.88                   100.00%
                                                                ===            ==============                   ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                          DESCRIPTION OF THE COLLATERAL
                                  Loan Group A


         Lifetime Floor

           Range of Lifetime Floors            Number of Statistic    Cut-off Date Statistic      % of Cut-off Date
                                              Calculation Mortgage    Calculation Principal     Statistic Calculation
                                                      Loans                   Balance             Principal Balance

                7.001% to 7.500%                                3               326,274.34                     0.93
                7.501% to 8.000%                                6               426,729.14                     1.22
                8.001% to 8.500%                                8               627,745.87                     1.80
                8.501% to 9.000%                               20             1,994,349.47                     5.71
                9.001% to 9.500%                               54             5,470,492.88                    15.66
                9.501% to 10.000%                              69             6,133,954.20                    17.56
               10.001% to 10.500%                              60             5,329,537.20                    15.26
               10.501% to 11.000%                              68             6,146,420.07                    17.60
               11.001% to 11.500%                              36             3,033,457.78                     8.68
               11.501% to 12.000%                              31             2,495,444.19                     7.14
               12.001% to 12.500%                              15             1,185,844.70                     3.40
               12.501% to 13.000%                               9               534,004.83                     1.53
               13.001% to 13.500%                              10               458,417.04                     1.31
               13.501% to 14.000%                               6               241,510.20                     0.69
               14.001% to 14.500%                               1                40,792.97                     0.12
               14.501% to 15.000%                               5               273,700.00                     0.78
               15.001% to 15.500%                               2               157,850.00                     0.45
               15.501% to 16.000%                               1                52,500.00                     0.15
                                                              ---           --------------                   ------
                      Total                                   404           $34,929,024.88                   100.00%
                                                              ===           ==============                   ======


         Lifetime Cap

                                               Number of Statistic     Cut-off Date Statistic     % of Cut-off Date
                                              Calculation Mortgage     Calculation Principal    Statistic Calculation
           Range of Lifetime Caps                     Loans                   Balance             Principal Balance

                14.001% to 14.500%                              4               445,965.61                     1.28
                14.501% to 15.000%                              7               548,102.04                     1.57
                15.001% to 15.500%                             14             1,006,840.78                     2.88
                15.501% to 16.000%                             33             3,216,018.74                     9.21
                16.001% to 16.500%                             60             6,053,311.91                    17.33
                16.501% to 17.000%                             65             6,034,335.74                    17.28
                17.001% to 17.500%                             48             4,151,719.46                    11.89
                17.501% to 18.000%                             60             5,097,816.36                    14.59
                18.001% to 18.500%                             37             3,362,409.41                     9.63
                18.501% to 19.000%                             29             2,300,624.19                     6.59
                19.001% to 19.500%                             13               953,105.60                     2.73
                19.501% to 20.000%                              9               534,004.83                     1.53
                20.001% to 20.500%                             11               499,210.01                     1.43
                20.501% to 21.000%                              6               241,510.20                     0.69
                21.501% to 22.000%                              5               273,700.00                     0.78
                22.001% to 22.500%                              2               157,850.00                     0.45
                22.501% to 23.000%                              1                52,500.00                     0.15
                                                              ---           --------------                   ------
                      Total                                   404           $34,929,024.88                   100.00%
                                                              ===           ==============                   ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                           BOND SUMMARY (to Maturity)


A1F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%           35%            40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.13          6.00          5.89          5.85           5.78          5.74          5.68
Average Life (yrs.)                    9.49          1.55          0.93          0.80           0.64          0.59          0.51
Modified Duration (yrs.)               6.56          1.42          0.88          0.76           0.61          0.56          0.49
First Principal Payment Date          4/15/99       4/15/99       4/15/99       4/15/99       4/15/99        4/15/99       4/15/99
Last Principal Payment Date          11/15/15       5/15/02      12/15/00       9/15/00       5/15/00        4/15/00       2/15/00
Payment Windows (mos.)                 200            38            21            18             14            13            11


A2F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%           35%            40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.05          6.01          5.97          5.95           5.91          5.89          5.85
Average Life (yrs.)                   20.51          4.71          2.47          2.00           1.50          1.33          1.11
Modified Duration (yrs.)              11.44          3.96          2.22          1.83           1.39          1.25          1.04
First Principal Payment Date         11/15/15       5/15/02      12/15/00       9/15/00       5/15/00        4/15/00       2/15/00
Last Principal Payment Date           2/15/23      12/15/05       8/15/02      11/15/01       3/15/01       12/15/00       8/15/00
Payment Windows (mos.)                  88            44            21            15             11             9             7


A3F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.29          6.27          6.24          6.22           6.19          6.17          6.14
Average Life (yrs.)                   25.09          8.53          3.98          3.10           2.21          1.94          1.55
Modified Duration (yrs.)              12.33          6.40          3.41          2.73           2.00          1.77          1.43
First Principal Payment Date         2/15/23       12/15/05       8/15/02      11/15/01       3/15/01       12/15/00       8/15/00
Last Principal Payment Date          6/15/25       10/15/09      12/15/03      11/15/02       9/15/01        6/15/01      12/15/00
Payment Windows (mos.)                  29            47            17            13             7              7             5


A4F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.52           6.52         6.50          6.48           6.45          6.44          6.41
Average Life (yrs.)                   27.61          13.96         6.72          4.90           3.22          2.70          2.08
Modified Duration (yrs.)              12.51          8.87          5.23          4.05           2.81          2.40          1.89
First Principal Payment Date         6/15/25       10/15/09      12/15/03      11/15/02       9/15/01        6/15/01      12/15/00
Last Principal Payment Date          2/15/28        9/15/17       6/15/09       2/15/06       7/15/03       10/15/02       9/15/01
Payment Windows (mos.)                  33            96            67            40             23            17            10





NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                           BOND SUMMARY (to Maturity)


A5F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        7.02          7.06          7.09          7.09           7.04          6.99          6.93
Average Life (yrs.)                   29.38          22.46         13.37         10.46          6.08          4.53          2.86
Modified Duration (yrs.)              12.16          10.99         8.37          7.13           4.72          3.74          2.50
First Principal Payment Date         2/15/28        9/15/17       6/15/09       2/15/06       7/15/03       10/15/02       9/15/01
Last Principal Payment Date          2/15/29        6/15/27      11/15/18      11/15/14       7/15/10       11/15/08      11/15/02
Payment Windows (mos.)                  13            118           114           106            85            74            15


A6F (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.60          6.59          6.58          6.58           6.57          6.57          6.56
Average Life (yrs.)                   14.69          8.28          6.82          6.42           5.91          5.70          4.68
Modified Duration (yrs.)               8.81          6.06          5.25          5.02           4.69          4.56          3.88
First Principal Payment Date          4/15/02       4/15/02       4/15/02       4/15/02       5/15/02        6/15/02       8/15/02
Last Principal Payment Date          12/15/28       3/15/27       9/15/18       9/15/14       4/15/10        9/15/08       7/15/06
Payment Windows (mos.)                 321            300           198           150            96            76            48


B (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 86.78874                       8.35          8.99          10.01         10.63         11.47          11.79         12.09
Average Life (yrs.)                   26.04          11.71         6.35          4.98           3.83          3.52          3.27
Modified Duration (yrs.)              10.61          7.10          4.63          3.82           3.10          2.89          2.72
First Principal Payment Date         9/15/20        6/15/05       7/15/02       4/15/02       4/15/02        4/15/02       4/15/02
Last Principal Payment Date          3/15/28        3/15/18       1/15/10       8/15/07       3/15/05        5/15/04       2/15/03
Payment Windows (mos.)                  91            154           91            65             36            26            11





NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                           BOND SUMMARY (to Maturity)


IOF (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 8.96418                        7.25          7.25          7.25          7.25           7.25          7.25          7.25
Average Life (yrs.)                    1.65          1.65          1.65          1.65           1.65          1.65          1.65
Modified Duration (yrs.)               0.98          0.98          0.98          0.98           0.98          0.98          0.98
First Principal Payment Date         6/15/99        6/15/99       6/15/99       6/15/99       6/15/99        6/15/99       6/15/99
Last Principal Payment Date          3/15/02        3/15/02       3/15/02       3/15/02       3/15/02        3/15/02       3/15/02
Payment Windows (mos.)                  34            34            34            34             34            34            34


A1A (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        5.40          5.41          5.42          5.42           5.43          5.43          5.44
Average Life (yrs.)                   21.69          8.65          4.46          2.87           2.18          1.76          1.14
Modified Duration (yrs.)              12.09          6.08          3.56          2.41           1.89          1.55          1.04
First Principal Payment Date         4/15/99        4/15/99       4/15/99       4/15/99       4/15/99        4/15/99       4/15/99
Last Principal Payment Date          2/15/29        6/15/27      11/15/18      11/15/14       7/15/10       11/15/08       7/15/06
Payment Windows (mos.)                 359            339           236           188           136            116           88


A2A (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        5.99          5.93          5.92          5.91           5.91          5.91          5.91
Average Life (yrs.)                    8.56          2.78          2.31          2.22           2.15          2.14          2.18
Modified Duration (yrs.)               6.32          2.48          2.10          2.01           1.95          1.95          1.98
First Principal Payment Date         11/15/00      11/15/00      11/15/00      11/15/00       11/15/00      11/15/00      11/15/00
Last Principal Payment Date          10/15/12       5/15/03       5/15/02       3/15/02       1/15/02        1/15/02       8/15/02
Payment Windows (mos.)                 144            31            19            17             15            15            22





NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                             BOND SUMMARY (to Call)



A1F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.13          6.00          5.89          5.85           5.78          5.74          5.68
Average Life (yrs.)                    9.49          1.55          0.93          0.80           0.64          0.59          0.51
Modified Duration (yrs.)               6.56          1.42          0.88          0.76           0.61          0.56          0.49
First Principal Payment Date         4/15/99        4/15/99       4/15/99       4/15/99       4/15/99        4/15/99       4/15/99
Last Principal Payment Date          11/15/15       5/15/02      12/15/00       9/15/00       5/15/00        4/15/00       2/15/00
Payment Windows (mos.)                 200            38            21            18             14            13            11


A2F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.05          6.01          5.97          5.95           5.91          5.89          5.85
Average Life (yrs.)                   20.51          4.71          2.47          2.00           1.50          1.33          1.11
Modified Duration (yrs.)              11.44          3.96          2.22          1.83           1.39          1.25          1.04
First Principal Payment Date         11/15/15       5/15/02      12/15/00       9/15/00       5/15/00        4/15/00       2/15/00
Last Principal Payment Date           2/15/23      12/15/05       8/15/02      11/15/01       3/15/01       12/15/00       8/15/00
Payment Windows (mos.)                  88            44            21            15             11             9             7


A3F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.29          6.27          6.24          6.22           6.19          6.17          6.14
Average Life (yrs.)                   25.09          8.53          3.98          3.10           2.21          1.94          1.55
Modified Duration (yrs.)              12.33          6.40          3.41          2.73           2.00          1.77          1.43
First Principal Payment Date         2/15/23       12/15/05       8/15/02      11/15/01       3/15/01       12/15/00       8/15/00
Last Principal Payment Date          6/15/25       10/15/09      12/15/03      11/15/02       9/15/01        6/15/01      12/15/00
Payment Windows (mos.)                  29            47            17            13             7              7             5


A4F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.52           6.52         6.50          6.48           6.45          6.44          6.41
Average Life (yrs.)                   27.61          13.94         6.71          4.90           3.22          2.70          2.08
Modified Duration (yrs.)              12.51          8.86          5.23          4.05           2.81          2.40          1.89
First Principal Payment Date          6/15/25      10/15/09      12/15/03      11/15/02       9/15/01        6/15/01      12/15/00
Last Principal Payment Date          12/15/27      12/15/16       3/15/09       2/15/06       7/15/03       10/15/02       9/15/01
Payment Windows (mos.)                  31            87            64            40             23            17            10





NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                             BOND SUMMARY (to Call)


A5F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        7.01          7.01          7.00          6.99           6.97          6.96          6.93
Average Life (yrs.)                   28.71          17.71         9.96          7.75           5.12          4.26          2.86
Modified Duration (yrs.)              12.07          9.88          6.96          5.80           4.16          3.56          2.50
First Principal Payment Date         12/15/27      12/15/16       3/15/09       2/15/06        7/15/03      10/15/02       9/15/01
Last Principal Payment Date          12/15/27      12/15/16       3/15/09       1/15/07       10/15/04      12/15/03      11/15/02
Payment Windows (mos.)                  1              1             1            12             16            15            15


A6F (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        6.60          6.59          6.58          6.58           6.57          6.56          6.55
Average Life (yrs.)                   14.69          8.27          6.75          6.22           5.04          4.47          3.61
Modified Duration (yrs.)               8.81          6.05          5.22          4.91           4.15          3.75          3.12
First Principal Payment Date          4/15/02       4/15/02       4/15/02       4/15/02       5/15/02        6/15/02       8/15/02
Last Principal Payment Date          12/15/27      12/15/16       3/15/09       1/15/07       10/15/04      12/15/03      11/15/02
Payment Windows (mos.)                 309            177           84            58             30            19             4


B (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 86.78874                       8.35          8.99          10.02         10.64         11.48         11.80         12.10
Average Life (yrs.)                   26.03          11.67         6.33          4.97           3.82          3.51          3.26
Modified Duration (yrs.)              10.61          7.10          4.62          3.82           3.09          2.89          2.72
First Principal Payment Date          9/15/20       6/15/05       7/15/02       4/15/02        4/15/02       4/15/02       4/15/02
Last Principal Payment Date          12/15/27      12/15/16       3/15/09       1/15/07       10/15/04      12/15/03      11/15/02
Payment Windows (mos.)                  88            139           81            58             31            21             8






NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                             BOND SUMMARY (to Call)



IOF (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 8.96418                        7.25          7.25          7.25          7.25           7.25          7.25          7.25
Average Life (yrs.)                    1.65          1.65          1.65          1.65           1.65          1.65          1.65
Modified Duration (yrs.)               0.98          0.98          0.98          0.98           0.98          0.98          0.98
First Principal Payment Date         6/15/99        6/15/99       6/15/99       6/15/99       6/15/99        6/15/99       6/15/99
Last Principal Payment Date          3/15/02        3/15/02       3/15/02       3/15/02       3/15/02        3/15/02       3/15/02
Payment Windows (mos.)                  34            34            34            34             34            34            34


A1A (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        5.40          5.40          5.40          5.40           5.41          5.41          5.41
Average Life (yrs.)                   21.62          8.16          4.12          2.69           1.99          1.60          1.04
Modified Duration (yrs.)              12.07          5.92          3.38          2.31           1.76          1.44          0.96
First Principal Payment Date          4/15/99       4/15/99       4/15/99       4/15/99        4/15/99       4/15/99       4/15/99
Last Principal Payment Date          12/15/27      12/15/16       3/15/09       1/15/07       10/15/04      12/15/03      11/15/02
Payment Windows (mos.)                 345            213           120           94             67            57            44


A2A (To Call)
------------------------------------------------------------------------------------------------------------------------------------
CPR (Group A Loans)                     0%            10%           20%           30%            35%           40%           50%
PPC (Group F Loans)                     0%            50%          100%          125%           175%          200%          250%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000                        5.99          5.93          5.92          5.91           5.91          5.91          5.91
Average Life (yrs.)                    8.56          2.78          2.31          2.22           2.15          2.14          2.18
Modified Duration (yrs.)               6.32          2.48          2.10          2.01           1.95          1.95          1.98
First Principal Payment Date         11/15/00      11/15/00      11/15/00      11/15/00       11/15/00      11/15/00      11/15/00
Last Principal Payment Date          10/15/12       5/15/03       5/15/02       3/15/02        1/15/02       1/15/02       8/15/02
Payment Windows (mos.)                 144            31            19            17             15            15            22






NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                     ADJUSTABLE AVAILABLE FUNDS CAP ("AFC")*

     Period     Pay Date       AFC               Period    Pay Date      AFC               Period     Pay Date        AFC
     ------     --------       ---               ------    --------      ---               ------     --------        ---
          1      4/15/99      9.76                   33    12/15/01     9.69                   65      8/15/04      10.49
          2      5/15/99      9.76                   34     1/15/02     9.74                   66      9/15/04      10.49
          3      6/15/99      9.76                   35     2/15/02     9.74                   67     10/15/04      10.49
          4      7/15/99      9.76                   36     3/15/02     9.94                   68     11/15/04      10.49
          5      8/15/99      9.76                   37     4/15/02    10.49                   69     12/15/04      10.49
          6      9/15/99      9.76                   38     5/15/02    10.49                   70      1/15/05      10.49
          7     10/15/99      9.76                   39     6/15/02    10.49                   71      2/15/05      10.49
          8     11/15/99      9.76                   40     7/15/02    10.49                   72      3/15/05      10.49
          9     12/15/99      9.76                   41     8/15/02    10.49                   73      4/15/05      10.49
         10      1/15/00      9.76                   42     9/15/02    10.49                   74      5/15/05      10.49
         11      2/15/00      9.76                   43    10/15/02    10.49                   75      6/15/05      10.49
         12      3/15/00      9.76                   44    11/15/02    10.49                   76      7/15/05      10.49
         13      4/15/00      9.26                   45    12/15/02    10.49                   77      8/15/05      10.49
         14      5/15/00      9.26                   46     1/15/03    10.49                   78      9/15/05      10.49
         15      6/15/00      9.26                   47     2/15/03    10.49                   79     10/15/05      10.49
         16      7/15/00      9.26                   48     3/15/03    10.49                   80     11/15/05      10.49
         17      8/15/00      9.30                   49     4/15/03    10.49                   81     12/15/05      10.49
         18      9/15/00      9.30                   50     5/15/03    10.49                   82      1/15/06      10.49
         19     10/15/00      9.30                   51     6/15/03    10.49                   83      2/15/06      10.49
         20     11/15/00      9.30                   52     7/15/03    10.49                   84      3/15/06      10.49
         21     12/15/00      9.30                   53     8/15/03    10.49                   85      4/15/06      10.49
         22      1/15/01      9.30                   54     9/15/03    10.49                   86      5/15/06      10.49
         23      2/15/01      9.30                   55    10/15/03    10.49                   87      6/15/06      10.49
         24      3/15/01      9.52                   56    11/15/03    10.49                   88      7/15/06      10.49
         25      4/15/01      9.69                   57    12/15/03    10.49                   89      8/15/06      10.49
         26      5/15/01      9.69                   58     1/15/04    10.49                   90      9/15/06      10.49
         27      6/15/01      9.69                   59     2/15/04    10.49                   91     10/15/06      10.49
         28      7/15/01      9.69                   60     3/15/04    10.49                   92     11/15/06      10.49
         29      8/15/01      9.69                   61     4/15/04    10.49                   93     12/15/06      10.49
         30      9/15/01      9.69                   62     5/15/04    10.49                   94      1/15/07      10.49
         31     10/15/01      9.69                   63     6/15/04    10.49
         32     11/15/01      9.69                   64     7/15/04    10.49




o Available Funds Cap is calculated assuming 6 month LIBOR stays constant at 5.06406% and run at the pricing speed to call.




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Delta Funding Home Equity Loan Trust 1999-1
Home Equity Loan Asset-Backed Certificates, Series 1999-1


                    ADJUSTABLE AVAILABLE FUNDS CAP ("AFC")**


     Period     Pay Date       AFC               Period    Pay Date      AFC               Period     Pay Date        AFC
     ------     --------       ---               ------    --------      ---               ------     --------        ---
          1      4/15/99      9.76                   33    12/15/01    10.61                   65      8/15/04      14.00
          2      5/15/99      9.76                   34     1/15/02    10.72                   66      9/15/04      14.00
          3      6/15/99      9.76                   35     2/15/02    10.75                   67     10/15/04      14.00
          4      7/15/99      9.76                   36     3/15/02    11.42                   68     11/15/04      14.00
          5      8/15/99      9.76                   37     4/15/02    12.94                   69     12/15/04      14.00
          6      9/15/99      9.76                   38     5/15/02    12.94                   70      1/15/05      14.00
          7     10/15/99      9.76                   39     6/15/02    12.94                   71      2/15/05      14.00
          8     11/15/99      9.76                   40     7/15/02    12.98                   72      3/15/05      14.00
          9     12/15/99      9.76                   41     8/15/02    13.01                   73      4/15/05      14.00
         10      1/15/00      9.76                   42     9/15/02    13.35                   74      5/15/05      14.00
         11      2/15/00      9.76                   43    10/15/02    13.93                   75      6/15/05      14.00
         12      3/15/00      9.76                   44    11/15/02    13.93                   76      7/15/05      14.00
         13      4/15/00      9.26                   45    12/15/02    13.93                   77      8/15/05      14.00
         14      5/15/00      9.26                   46     1/15/03    13.97                   78      9/15/05      14.00
         15      6/15/00      9.26                   47     2/15/03    13.97                   79     10/15/05      14.00
         16      7/15/00      9.26                   48     3/15/03    14.00                   80     11/15/05      14.00
         17      8/15/00      9.34                   49     4/15/03    14.00                   81     12/15/05      14.00
         18      9/15/00      9.34                   50     5/15/03    14.00                   82      1/15/06      14.00
         19     10/15/00      9.34                   51     6/15/03    14.00                   83      2/15/06      14.00
         20     11/15/00      9.34                   52     7/15/03    14.00                   84      3/15/06      14.00
         21     12/15/00      9.34                   53     8/15/03    14.00                   85      4/15/06      14.00
         22      1/15/01      9.34                   54     9/15/03    14.00                   86      5/15/06      14.00
         23      2/15/01      9.37                   55    10/15/03    14.00                   87      6/15/06      14.00
         24      3/15/01      9.91                   56    11/15/03    14.00                   88      7/15/06      14.00
         25      4/15/01     10.27                   57    12/15/03    14.00                   89      8/15/06      14.00
         26      5/15/01     10.27                   58     1/15/04    14.00                   90      9/15/06      14.00
         27      6/15/01     10.27                   59     2/15/04    14.00                   91     10/15/06      14.00
         28      7/15/01     10.27                   60     3/15/04    14.00                   92     11/15/06      14.00
         29      8/15/01     10.31                   61     4/15/04    14.00                   93     12/15/06      14.00
         30      9/15/01     10.49                   62     5/15/04    14.00                   94      1/15/07      14.00
         31     10/15/01     10.61                   63     6/15/04    14.00
         32     11/15/01     10.61                   64     7/15/04    14.00



** Available Funds Cap is calculated assuming 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and run at the pricing speed to call.




NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


NationsBanc Montgomery Securities LLC

                                                          Delta 99-1 to Maturity
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A1F

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     SEQ            03/01/1999              04/15/1999        14              92,400,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
92,400,000.00       Normal               5.8100   Fixed              None          0.0000   432,457.67

                    Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
------------------------------------------------------------------------------------------------------------------
99-17.0             5.917         6.052         6.157        6.201         6.277         6.312        6.377
99-18.0             5.913         6.029         6.121        6.160         6.226         6.256        6.313
99-19.0             5.908         6.007         6.085        6.119         6.175         6.200        6.249
99-20.0             5.903         5.985         6.050        6.077         6.123         6.145        6.185
99-21.0             5.898         5.963         6.014        6.036         6.072         6.089        6.121
99-22.0             5.894         5.941         5.979        5.995         6.021         6.034        6.057
99-23.0             5.889         5.919         5.943        5.953         5.970         5.978        5.993
99-24.0             5.884         5.897         5.908        5.912         5.919         5.923        5.929
99-25.0             5.880         5.876         5.872        5.871         5.869         5.868        5.866
99-26.0             5.875         5.854         5.837        5.830         5.818         5.812        5.802
99-27.0             5.870         5.832         5.801        5.789         5.767         5.757        5.738
99-28.0             5.866         5.810         5.766        5.747         5.716         5.702        5.674
99-29.0             5.861         5.788         5.731        5.706         5.665         5.646        5.611
99-30.0             5.856         5.766         5.695        5.665         5.614         5.591        5.547
99-31.0             5.852         5.744         5.660        5.624         5.564         5.536        5.484
100-0.0             5.847         5.722         5.625        5.583         5.513         5.481        5.420
100-1.0             5.842         5.700         5.589        5.542         5.462         5.426        5.357
100-2.0             5.838         5.678         5.554        5.501         5.412         5.371        5.294
100-3.0             5.833         5.657         5.519        5.460         5.361         5.316        5.230
100-4.0             5.828         5.635         5.483        5.419         5.311         5.261        5.167
100-5.0             5.824         5.613         5.448        5.378         5.260         5.206        5.104
100-6.0             5.819         5.591         5.413        5.337         5.210         5.151        5.040
100-7.0             5.814         5.569         5.378        5.296         5.159         5.096        4.977
100-8.0             5.810         5.547         5.343        5.255         5.109         5.041        4.914
100-9.0             5.805         5.526         5.307        5.214         5.058         4.986        4.851
100-10.0            5.800         5.504         5.272        5.174         5.008         4.931        4.788
100-11.0            5.796         5.482         5.237        5.133         4.958         4.876        4.725
100-12.0            5.791         5.460         5.202        5.092         4.907         4.822        4.662
100-13.0            5.786         5.439         5.167        5.051         4.857         4.767        4.599
100-14.0            5.782         5.417         5.132        5.011         4.807         4.712        4.536
100-15.0            5.777         5.395         5.097        4.970         4.757         4.658        4.474
WAL                 9.49          1.55          0.94         0.80          0.64          0.59         0.51
Mod Dur             6.66          1.42          0.88         0.76          0.61          0.56         0.49
FirstPrinPay        04/15/1999    04/15/1999    04/15/1999   04/15/1999    04/15/1999    04/15/1999   04/15/1999
Maturity            11/15/2015    05/15/2002    12/15/2000   09/15/2000    05/15/2000    04/15/2000   02/15/2000
Prin Window         200           38            21           18            14            13           11

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC


                                                          Delta 99-1 to Maturity
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A2F

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     SEQ            03/01/1999              04/15/1999        14              71,700,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
71,700,000.00       Normal               5.9800   Fixed              None          0.0000   345,394.83

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
99-17.0        6.076         6.114         6.161        6.184         6.225         6.244        6.281
99-18.0        6.073         6.107         6.147        6.167         6.202         6.219        6.251
99-19.0        6.070         6.099         6.133        6.150         6.180         6.194        6.221
99-20.0        6.067         6.091         6.119        6.133         6.157         6.169        6.191
99-21.0        6.065         6.083         6.105        6.116         6.135         6.144        6.161
99-22.0        6.062         6.075         6.091        6.099         6.112         6.119        6.131
99-23.0        6.059         6.067         6.077        6.081         6.090         6.094        6.101
99-24.0        6.056         6.059         6.063        6.064         6.067         6.069        6.071
99-25.0        6.054         6.051         6.049        6.047         6.045         6.044        6.041
99-26.0        6.051         6.044         6.035        6.030         6.022         6.019        6.012
99-27.0        6.048         6.036         6.021        6.013         6.000         5.994        5.982
99-28.0        6.046         6.028         6.007        5.996         5.978         5.969        5.952
99-29.0        6.043         6.020         5.993        5.979         5.955         5.944        5.922
99-30.0        6.040         6.012         5.979        5.962         5.933         5.919        5.892
99-31.0        6.037         6.004         5.965        5.945         5.910         5.894        5.862
100-0.0        6.035         5.996         5.951        5.928         5.888         5.869        5.833
100-1.0        6.032         5.989         5.937        5.911         5.866         5.844        5.803
100-2.0        6.029         5.981         5.923        5.894         5.843         5.819        5.773
100-3.0        6.027         5.973         5.909        5.877         5.821         5.794        5.743
100-4.0        6.024         5.965         5.895        5.860         5.798         5.769        5.713
100-5.0        6.021         5.957         5.881        5.843         5.776         5.744        5.684
100-6.0        6.018         5.949         5.867        5.826         5.754         5.719        5.654
100-7.0        6.016         5.942         5.853        5.809         5.731         5.694        5.624
100-8.0        6.013         5.934         5.839        5.792         5.709         5.669        5.595
100-9.0        6.010         5.926         5.825        5.775         5.687         5.644        5.565
100-10.0       6.008         5.918         5.811        5.758         5.665         5.619        5.535
100-11.0       6.005         5.910         5.797        5.741         5.642         5.595        5.506
100-12.0       6.002         5.903         5.783        5.724         5.620         5.570        5.476
100-13.0       6.000         5.895         5.769        5.708         5.598         5.545        5.446
100-14.0       5.997         5.887         5.755        5.691         5.575         5.520        5.417
100-15.0       5.994         5.879         5.741        5.674         5.553         5.495        5.387
WAL            20.51         4.71          2.47         2.00          1.50          1.33         1.11
Mod Dur        11.46         3.96          2.22         1.83          1.39          1.25         1.04
FirstPrinPay   11/15/2015    05/15/2002    12/15/2000   09/15/2000    05/15/2000    04/15/2000   02/15/2000
Maturity       02/15/2023    12/15/2005    08/15/2002   11/15/2001    03/15/2001    12/15/2000   08/15/2000
Prin Window    88            44            21           15            11            9            7


--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC

NationsBanc Montgomery Securities LLC

                                                          Delta 99-1 to Maturity
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A3F

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     SEQ            03/01/1999              04/15/1999        14              34,800,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
34,800,000.00       Normal               6.1300   Fixed              None          0.0000   171,844.33

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
99-17.0        6.227         6.245         6.276        6.293         6.324         6.339        6.369
99-18.0        6.225         6.240         6.267        6.281         6.308         6.321        6.347
99-19.0        6.222         6.235         6.258        6.270         6.292         6.303        6.325
99-20.0        6.220         6.230         6.249        6.259         6.277         6.286        6.304
99-21.0        6.217         6.225         6.239        6.247         6.261         6.268        6.282
99-22.0        6.215         6.220         6.230        6.236         6.246         6.250        6.260
99-23.0        6.212         6.215         6.221        6.224         6.230         6.233        6.238
99-24.0        6.210         6.211         6.212        6.213         6.214         6.215        6.217
99-25.0        6.207         6.206         6.203        6.202         6.199         6.198        6.195
99-26.0        6.205         6.201         6.194        6.190         6.183         6.180        6.173
99-27.0        6.202         6.196         6.185        6.179         6.168         6.162        6.152
99-28.0        6.200         6.191         6.176        6.167         6.152         6.145        6.130
99-29.0        6.197         6.186         6.167        6.156         6.137         6.127        6.108
99-30.0        6.195         6.182         6.157        6.145         6.121         6.110        6.086
99-31.0        6.192         6.177         6.148        6.133         6.106         6.092        6.065
100-0.0        6.190         6.172         6.139        6.122         6.090         6.075        6.043
100-1.0        6.187         6.167         6.130        6.111         6.075         6.057        6.022
100-2.0        6.185         6.162         6.121        6.099         6.059         6.039        6.000
100-3.0        6.182         6.157         6.112        6.088         6.044         6.022        5.978
100-4.0        6.180         6.152         6.103        6.077         6.028         6.004        5.957
100-5.0        6.177         6.148         6.094        6.065         6.013         5.987        5.935
100-6.0        6.175         6.143         6.085        6.054         5.997         5.969        5.913
100-7.0        6.172         6.138         6.076        6.043         5.982         5.952        5.892
100-8.0        6.170         6.133         6.067        6.031         5.966         5.934        5.870
100-9.0        6.167         6.128         6.058        6.020         5.951         5.917        5.849
100-10.0       6.165         6.124         6.049        6.009         5.935         5.899        5.827
100-11.0       6.162         6.119         6.040        5.997         5.920         5.882        5.806
100-12.0       6.160         6.114         6.031        5.986         5.904         5.864        5.784
100-13.0       6.157         6.109         6.021        5.975         5.889         5.847        5.763
100-14.0       6.155         6.104         6.012        5.963         5.874         5.829        5.741
100-15.0       6.152         6.100         6.003        5.952         5.858         5.812        5.719
WAL            25.09         8.53          3.98         3.10          2.21          1.94         1.55
Mod Dur        12.45         6.43          3.42         2.74          2.00          1.77         1.44
FirstPrinPay   02/15/2023    12/15/2005    08/15/2002   11/15/2001    03/15/2001    12/15/2000   08/15/2000
Maturity       06/15/2025    10/15/2009    12/15/2003   11/15/2002    09/15/2001    06/15/2001   12/15/2000
Prin Window    29            47            17           13            7             7            5

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                              Delta 99-1 to Call
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A4F

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      10.00    SEQ            03/01/1999              04/15/1999        14              52,100,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
52,100,000.00       Normal               6.3900   Fixed              None          0.0000   268,184.75

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
99-17.0        6.493         6.500         6.518        6.530         6.554         6.567        6.592
99-18.0        6.491         6.497         6.512        6.522         6.543         6.554        6.575
99-19.0        6.488         6.493         6.506        6.514         6.531         6.541        6.559
99-20.0        6.486         6.490         6.500        6.507         6.520         6.528        6.542
99-21.0        6.483         6.486         6.494        6.499         6.509         6.515        6.526
99-22.0        6.481         6.483         6.488        6.491         6.498         6.502        6.509
99-23.0        6.478         6.479         6.482        6.484         6.487         6.489        6.493
99-24.0        6.476         6.476         6.476        6.476         6.476         6.476        6.476
99-25.0        6.473         6.472         6.470        6.468         6.465         6.463        6.460
99-26.0        6.471         6.469         6.464        6.461         6.454         6.450        6.443
99-27.0        6.468         6.465         6.458        6.453         6.443         6.437        6.427
99-28.0        6.466         6.462         6.452        6.445         6.432         6.424        6.410
99-29.0        6.463         6.458         6.446        6.438         6.421         6.411        6.394
99-30.0        6.461         6.455         6.440        6.430         6.410         6.398        6.377
99-31.0        6.458         6.451         6.434        6.422         6.399         6.385        6.361
100-0.0        6.456         6.448         6.428        6.415         6.388         6.372        6.344
100-1.0        6.454         6.444         6.422        6.407         6.377         6.359        6.328
100-2.0        6.451         6.441         6.417        6.399         6.366         6.346        6.311
100-3.0        6.449         6.437         6.411        6.392         6.355         6.333        6.295
100-4.0        6.446         6.434         6.405        6.384         6.344         6.320        6.279
100-5.0        6.444         6.430         6.399        6.376         6.333         6.308        6.262
100-6.0        6.441         6.427         6.393        6.369         6.322         6.295        6.246
100-7.0        6.439         6.423         6.387        6.361         6.311         6.282        6.229
100-8.0        6.436         6.420         6.381        6.354         6.300         6.269        6.213
100-9.0        6.434         6.416         6.375        6.346         6.289         6.256        6.197
100-10.0       6.431         6.413         6.369        6.338         6.278         6.243        6.180
100-11.0       6.429         6.409         6.363        6.331         6.267         6.230        6.164
100-12.0       6.426         6.406         6.357        6.323         6.256         6.217        6.147
100-13.0       6.424         6.402         6.352        6.315         6.245         6.204        6.131
100-14.0       6.422         6.399         6.346        6.308         6.234         6.191        6.115
100-15.0       6.419         6.396         6.340        6.300         6.223         6.178        6.098
WAL            27.61         13.94         6.71         4.90          3.23          2.70         2.08
Mod Dur        12.60         8.90          5.24         4.06          2.82          2.40         1.89
FirstPrinPay   06/15/2025    10/15/2009    12/15/2003   11/15/2002    09/15/2001    06/15/2001   12/15/2000
Maturity       12/15/2027    12/15/2016    03/15/2009   02/15/2006    07/15/2003    10/15/2002   09/15/2001
Prin Window    31            87            64           40            23            17           10

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC

NationsBanc Montgomery Securities LLC

                                                          Delta 99-1 to Maturity
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A4F

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     SEQ            03/01/1999              04/15/1999        14              52,100,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
52,100,000.00       Normal               6.3900   Fixed              None          0.0000   268,184.75

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
99-17.0        6.493         6.500         6.518        6.530         6.554         6.567        6.592
99-18.0        6.491         6.497         6.512        6.522         6.543         6.554        6.575
99-19.0        6.488         6.493         6.506        6.514         6.531         6.541        6.559
99-20.0        6.486         6.490         6.500        6.507         6.520         6.528        6.542
99-21.0        6.483         6.486         6.494        6.499         6.509         6.515        6.526
99-22.0        6.481         6.483         6.488        6.491         6.498         6.502        6.509
99-23.0        6.478         6.479         6.482        6.484         6.487         6.489        6.493
99-24.0        6.476         6.476         6.476        6.476         6.476         6.476        6.476
99-25.0        6.473         6.472         6.470        6.468         6.465         6.463        6.460
99-26.0        6.471         6.469         6.464        6.461         6.454         6.450        6.443
99-27.0        6.468         6.465         6.458        6.453         6.443         6.437        6.427
99-28.0        6.466         6.462         6.452        6.445         6.432         6.424        6.410
99-29.0        6.463         6.458         6.446        6.438         6.421         6.411        6.394
99-30.0        6.461         6.455         6.440        6.430         6.410         6.398        6.377
99-31.0        6.458         6.451         6.434        6.422         6.399         6.385        6.361
100-0.0        6.456         6.448         6.428        6.415         6.388         6.372        6.344
100-1.0        6.454         6.444         6.422        6.407         6.377         6.359        6.328
100-2.0        6.451         6.441         6.417        6.399         6.366         6.346        6.311
100-3.0        6.449         6.437         6.411        6.392         6.355         6.333        6.295
100-4.0        6.446         6.434         6.405        6.384         6.344         6.320        6.279
100-5.0        6.444         6.430         6.399        6.376         6.333         6.308        6.262
100-6.0        6.441         6.427         6.393        6.369         6.322         6.295        6.246
100-7.0        6.439         6.423         6.387        6.361         6.311         6.282        6.229
100-8.0        6.436         6.420         6.381        6.354         6.300         6.269        6.213
100-9.0        6.434         6.416         6.375        6.346         6.289         6.256        6.197
100-10.0       6.431         6.413         6.369        6.338         6.278         6.243        6.180
100-11.0       6.429         6.409         6.363        6.331         6.267         6.230        6.164
100-12.0       6.426         6.406         6.357        6.323         6.256         6.217        6.147
100-13.0       6.424         6.403         6.352        6.315         6.245         6.204        6.131
100-14.0       6.422         6.399         6.346        6.308         6.234         6.191        6.115
100-15.0       6.419         6.396         6.340        6.300         6.223         6.178        6.098
WAL            27.61         13.96         6.72         4.90          3.23          2.70         2.08
Mod Dur        12.60         8.90          5.25         4.06          2.82          2.40         1.89
FirstPrinPay   06/15/2025    10/15/2009    12/15/2003   11/15/2002    09/15/2001    06/15/2001   12/15/2000
Maturity       02/15/2028    09/15/2017    06/15/2009   02/15/2006    07/15/2003    10/15/2002   09/15/2001
Prin Window    33            96            67           40            23            17           10

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                              Delta 99-1 to Call
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A5F

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      10.00    SEQ            03/01/1999              04/15/1999        14              25,750,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
25,750,000.00       Normal               6.8100   Fixed              None          0.0000   141,260.21

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
99-17.0        6.924         6.928         6.936        6.942         6.956         6.964        6.988
99-18.0        6.921         6.925         6.932        6.937         6.949         6.956        6.976
99-19.0        6.919         6.921         6.927        6.932         6.941         6.947        6.963
99-20.0        6.916         6.918         6.923        6.926         6.934         6.938        6.951
99-21.0        6.914         6.915         6.919        6.921         6.926         6.929        6.939
99-22.0        6.911         6.912         6.914        6.915         6.919         6.921        6.926
99-23.0        6.909         6.909         6.910        6.910         6.911         6.912        6.914
99-24.0        6.906         6.906         6.905        6.905         6.904         6.903        6.901
99-25.0        6.904         6.903         6.901        6.899         6.896         6.894        6.889
99-26.0        6.901         6.900         6.896        6.894         6.889         6.886        6.876
99-27.0        6.898         6.896         6.892        6.889         6.881         6.877        6.864
99-28.0        6.896         6.893         6.887        6.883         6.874         6.868        6.852
99-29.0        6.893         6.890         6.883        6.878         6.866         6.859        6.839
99-30.0        6.891         6.887         6.878        6.873         6.859         6.851        6.827
99-31.0        6.888         6.884         6.874        6.867         6.852         6.842        6.814
100-0.0        6.886         6.881         6.870        6.862         6.844         6.833        6.802
100-1.0        6.883         6.878         6.865        6.857         6.837         6.825        6.790
100-2.0        6.881         6.875         6.861        6.851         6.829         6.816        6.777
100-3.0        6.878         6.871         6.856        6.846         6.822         6.807        6.765
100-4.0        6.876         6.868         6.852        6.841         6.814         6.799        6.753
100-5.0        6.873         6.865         6.847        6.835         6.807         6.790        6.740
100-6.0        6.871         6.862         6.843        6.830         6.800         6.781        6.728
100-7.0        6.868         6.859         6.839        6.825         6.792         6.773        6.715
100-8.0        6.865         6.856         6.834        6.819         6.785         6.764        6.703
100-9.0        6.863         6.853         6.830        6.814         6.777         6.755        6.691
100-10.0       6.860         6.850         6.825        6.809         6.770         6.747        6.678
100-11.0       6.858         6.847         6.821        6.803         6.762         6.738        6.666
100-12.0       6.855         6.844         6.816        6.798         6.755         6.729        6.654
100-13.0       6.853         6.840         6.812        6.793         6.748         6.721        6.641
100-14.0       6.850         6.837         6.808        6.788         6.740         6.712        6.629
100-15.0       6.848         6.834         6.803        6.782         6.733         6.703        6.617
WAL            28.71         17.71         9.96         7.75          5.12          4.26         2.86
Mod Dur        12.23         9.97          7.00         5.83          4.18          3.57         2.51
FirstPrinPay   12/15/2027    12/15/2016    03/15/2009   02/15/2006    07/15/2003    10/15/2002   09/15/2001
Maturity       12/15/2027    12/15/2016    03/15/2009   01/15/2007    10/15/2004    12/15/2003   11/15/2002
Prin Window    1             1             1            12            16            15           15

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC

NationsBanc Montgomery Securities LLC

                                                          Delta 99-1 to Maturity
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A5F

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     SEQ            03/01/1999              04/15/1999        14              25,750,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
25,750,000.00       Normal               6.8100   Fixed              None          0.0000   141,260.21

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
99-17.0        6.928         6.978         7.018        7.032         7.011         6.986        6.988
99-18.0        6.925         6.975         7.014        7.028         7.004         6.978        6.976
99-19.0        6.923         6.972         7.011        7.023         6.998         6.969        6.963
99-20.0        6.920         6.969         7.007        7.019         6.991         6.961        6.951
99-21.0        6.917         6.966         7.003        7.014         6.985         6.953        6.939
99-22.0        6.915         6.964         7.000        7.010         6.978         6.944        6.926
99-23.0        6.912         6.961         6.996        7.006         6.971         6.936        6.914
99-24.0        6.910         6.958         6.992        7.001         6.965         6.928        6.901
99-25.0        6.907         6.955         6.989        6.997         6.958         6.919        6.889
99-26.0        6.905         6.952         6.985        6.993         6.952         6.911        6.876
99-27.0        6.902         6.950         6.981        6.988         6.945         6.903        6.864
99-28.0        6.900         6.947         6.977        6.984         6.939         6.894        6.852
99-29.0        6.897         6.944         6.974        6.980         6.932         6.886        6.839
99-30.0        6.895         6.941         6.970        6.975         6.925         6.878        6.827
99-31.0        6.892         6.938         6.966        6.971         6.919         6.869        6.814
100-0.0        6.890         6.936         6.963        6.967         6.912         6.861        6.802
100-1.0        6.887         6.933         6.959        6.962         6.906         6.853        6.790
100-2.0        6.885         6.930         6.955        6.958         6.899         6.845        6.777
100-3.0        6.882         6.927         6.952        6.954         6.893         6.836        6.765
100-4.0        6.880         6.924         6.948        6.949         6.886         6.828        6.753
100-5.0        6.877         6.922         6.944        6.945         6.880         6.820        6.740
100-6.0        6.875         6.919         6.941        6.941         6.873         6.811        6.728
100-7.0        6.872         6.916         6.937        6.936         6.867         6.803        6.715
100-8.0        6.870         6.913         6.933        6.932         6.860         6.795        6.703
100-9.0        6.867         6.910         6.930        6.928         6.853         6.787        6.691
100-10.0       6.864         6.908         6.926        6.923         6.847         6.778        6.678
100-11.0       6.862         6.905         6.922        6.919         6.840         6.770        6.666
100-12.0       6.859         6.902         6.919        6.915         6.834         6.762        6.654
100-13.0       6.857         6.899         6.915        6.910         6.827         6.754        6.641
100-14.0       6.854         6.897         6.911        6.906         6.821         6.745        6.629
100-15.0       6.852         6.894         6.908        6.902         6.814         6.737        6.617
WAL            29.38         22.46         13.37        10.46         6.08          4.53         2.86
Mod Dur        12.32         11.12         8.43         7.17          4.74          3.75         2.51
FirstPrinPay   02/15/2028    09/15/2017    06/15/2009   02/15/2006    07/15/2003    10/15/2002   09/15/2001
Maturity       02/15/2029    06/15/2027    11/15/2018   11/15/2014    07/15/2010    11/15/2008   11/15/2002
Prin Window    13            118           114          106           85            74           15

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                              Delta 99-1 to Call
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A6F

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      10.00    NAS            03/01/1999              04/15/1999        14              32,000,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
32,000,000.00       Normal               6.3400   Fixed              None          0.0000   163,431.11

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
99-17.0        6.449         6.461         6.466        6.469         6.477         6.483        6.495
99-18.0        6.446         6.456         6.461        6.463         6.470         6.475        6.485
99-19.0        6.442         6.450         6.455        6.457         6.462         6.467        6.475
99-20.0        6.439         6.445         6.449        6.450         6.455         6.458        6.465
99-21.0        6.435         6.440         6.443        6.444         6.448         6.450        6.455
99-22.0        6.432         6.435         6.437        6.438         6.440         6.442        6.445
99-23.0        6.428         6.430         6.431        6.431         6.433         6.433        6.435
99-24.0        6.425         6.425         6.425        6.425         6.425         6.425        6.425
99-25.0        6.421         6.420         6.419        6.419         6.418         6.417        6.415
99-26.0        6.418         6.415         6.413        6.412         6.410         6.409        6.405
99-27.0        6.414         6.410         6.407        6.406         6.403         6.400        6.395
99-28.0        6.411         6.404         6.401        6.400         6.395         6.392        6.386
99-29.0        6.407         6.399         6.395        6.393         6.388         6.384        6.376
99-30.0        6.404         6.394         6.389        6.387         6.380         6.376        6.366
99-31.0        6.400         6.389         6.383        6.381         6.373         6.367        6.356
100-0.0        6.397         6.384         6.378        6.375         6.365         6.359        6.346
100-1.0        6.393         6.379         6.372        6.368         6.358         6.351        6.336
100-2.0        6.390         6.374         6.366        6.362         6.350         6.343        6.326
100-3.0        6.386         6.369         6.360        6.356         6.343         6.334        6.316
100-4.0        6.383         6.364         6.354        6.349         6.336         6.326        6.306
100-5.0        6.379         6.359         6.348        6.343         6.328         6.318        6.296
100-6.0        6.376         6.354         6.342        6.337         6.321         6.310        6.286
100-7.0        6.372         6.348         6.336        6.331         6.313         6.302        6.276
100-8.0        6.369         6.343         6.330        6.324         6.306         6.293        6.267
100-9.0        6.366         6.338         6.324        6.318         6.298         6.285        6.257
100-10.0       6.362         6.333         6.319        6.312         6.291         6.277        6.247
100-11.0       6.359         6.328         6.313        6.305         6.284         6.269        6.237
100-12.0       6.355         6.323         6.307        6.299         6.276         6.260        6.227
100-13.0       6.352         6.318         6.301        6.293         6.269         6.252        6.217
100-14.0       6.348         6.313         6.295        6.287         6.261         6.244        6.207
100-15.0       6.345         6.308         6.289        6.280         6.254         6.236        6.197
WAL            14.69         8.27          6.75         6.22          5.04          4.47         3.61
Mod Dur        8.93          6.11          5.26         4.94          4.17          3.77         3.13
FirstPrinPay   04/15/2002    04/15/2002    04/15/2002   04/15/2002    05/15/2002    06/15/2002   08/15/2002
Maturity       12/15/2027    12/15/2016    03/15/2009   01/15/2007    10/15/2004    12/15/2003   11/15/2002
Prin Window    309           177           84           58            30            19           4

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                          Delta 99-1 to Maturity
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A6F

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     NAS            03/01/1999              04/15/1999        14              32,000,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
32,000,000.00       Normal               6.3400   Fixed              None          0.0000   163,431.11

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
99-17.0        6.449         6.461         6.466        6.468         6.471         6.473        6.481
99-18.0        6.446         6.456         6.460        6.462         6.465         6.466        6.473
99-19.0        6.442         6.450         6.454        6.456         6.458         6.459        6.465
99-20.0        6.439         6.445         6.449        6.450         6.451         6.452        6.457
99-21.0        6.435         6.440         6.443        6.443         6.445         6.445        6.449
99-22.0        6.432         6.435         6.437        6.437         6.438         6.439        6.441
99-23.0        6.428         6.430         6.431        6.431         6.432         6.432        6.433
99-24.0        6.425         6.425         6.425        6.425         6.425         6.425        6.425
99-25.0        6.421         6.420         6.419        6.419         6.418         6.418        6.417
99-26.0        6.418         6.415         6.413        6.413         6.412         6.411        6.409
99-27.0        6.414         6.410         6.407        6.406         6.405         6.405        6.401
99-28.0        6.411         6.404         6.401        6.400         6.399         6.398        6.393
99-29.0        6.407         6.399         6.395        6.394         6.392         6.391        6.385
99-30.0        6.404         6.394         6.390        6.388         6.385         6.384        6.377
99-31.0        6.400         6.389         6.384        6.382         6.379         6.377        6.369
100-0.0        6.397         6.384         6.378        6.376         6.372         6.371        6.361
100-1.0        6.393         6.379         6.372        6.370         6.366         6.364        6.353
100-2.0        6.390         6.374         6.366        6.363         6.359         6.357        6.345
100-3.0        6.386         6.369         6.360        6.357         6.353         6.350        6.337
100-4.0        6.383         6.364         6.354        6.351         6.346         6.344        6.330
100-5.0        6.379         6.359         6.349        6.345         6.339         6.337        6.322
100-6.0        6.376         6.354         6.343        6.339         6.333         6.330        6.314
100-7.0        6.372         6.348         6.337        6.333         6.326         6.323        6.306
100-8.0        6.369         6.343         6.331        6.327         6.320         6.317        6.298
100-9.0        6.366         6.338         6.325        6.320         6.313         6.310        6.290
100-10.0       6.362         6.333         6.319        6.314         6.307         6.303        6.282
100-11.0       6.359         6.328         6.313        6.308         6.300         6.296        6.274
100-12.0       6.355         6.323         6.308        6.302         6.293         6.290        6.266
100-13.0       6.352         6.318         6.302        6.296         6.287         6.283        6.258
100-14.0       6.348         6.313         6.296        6.290         6.280         6.276        6.250
100-15.0       6.345         6.308         6.290        6.284         6.274         6.269        6.242
WAL            14.69         8.28          6.82         6.42          5.91          5.70         4.68
Mod Dur        8.93          6.11          5.29         5.05          4.73          4.59         3.91
FirstPrinPay   04/15/2002    04/15/2002    04/15/2002   04/15/2002    05/15/2002    06/15/2002   08/15/2002
Maturity       12/15/2028    03/15/2027    09/15/2018   09/15/2014    04/15/2010    09/15/2008   07/15/2006
Prin Window    321           300           198          150           96            76           48

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                              Delta 99-1 to Call
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: IOF

Settle Date     Call %   Description   First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      10.00    IO            03/01/1999              04/15/1999        14              129,700,000.00
Balance               Principal Type      Coupon   Interest Type     Index Type     Margin   Accrued Interest
129,700,000.00        Notional            6.0000   Fixed             None           0.0000   626,883.33

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
8-12.0         9.607         9.607         9.607        9.607         9.607         9.607        9.607
8-12.5         9.422         9.422         9.422        9.422         9.422         9.422        9.422
8-13.0         9.238         9.238         9.238        9.238         9.238         9.238        9.238
8-13.5         9.054         9.054         9.054        9.054         9.054         9.054        9.054
8-14.0         8.871         8.871         8.871        8.871         8.871         8.871        8.871
8-14.5         8.689         8.689         8.689        8.689         8.689         8.689        8.689
8-15.0         8.507         8.507         8.507        8.507         8.507         8.507        8.507
8-15.5         8.326         8.326         8.326        8.326         8.326         8.326        8.326
8-16.0         8.145         8.145         8.145        8.145         8.145         8.145        8.145
8-16.5         7.966         7.966         7.966        7.966         7.966         7.966        7.966
8-17.0         7.786         7.786         7.786        7.786         7.786         7.786        7.786
8-17.5         7.608         7.608         7.608        7.608         7.608         7.608        7.608
8-18.0         7.430         7.430         7.430        7.430         7.430         7.430        7.430
8-18.5         7.253         7.253         7.253        7.253         7.253         7.253        7.253
8-19.0         7.076         7.076         7.076        7.076         7.076         7.076        7.076
8-19.5         6.900         6.900         6.900        6.900         6.900         6.900        6.900
8-20.0         6.725         6.725         6.725        6.725         6.725         6.725        6.725
8-20.5         6.550         6.550         6.550        6.550         6.550         6.550        6.550
8-21.0         6.376         6.376         6.376        6.376         6.376         6.376        6.376
8-21.5         6.202         6.202         6.202        6.202         6.202         6.202        6.202
8-22.0         6.029         6.029         6.029        6.029         6.029         6.029        6.029
8-22.5         5.857         5.857         5.857        5.857         5.857         5.857        5.857
8-23.0         5.685         5.685         5.685        5.685         5.685         5.685        5.685
8-23.5         5.514         5.514         5.514        5.514         5.514         5.514        5.514
8-24.0         5.343         5.343         5.343        5.343         5.343         5.343        5.343
8-24.5         5.173         5.173         5.173        5.173         5.173         5.173        5.173
8-25.0         5.004         5.004         5.004        5.004         5.004         5.004        5.004
8-25.5         4.835         4.835         4.835        4.835         4.835         4.835        4.835
8-26.0         4.667         4.667         4.667        4.667         4.667         4.667        4.667
8-26.5         4.499         4.499         4.499        4.499         4.499         4.499        4.499
8-27.0         4.332         4.332         4.332        4.332         4.332         4.332        4.332
WAL            1.58          1.58          1.58         1.58          1.58          1.58         1.58
Mod Dur        0.98          0.98          0.98         0.98          0.98          0.98         0.98
FirstPrinPay   06/15/1999    06/15/1999    06/15/1999   06/15/1999    06/15/1999    06/15/1999   06/15/1999
Maturity       03/15/2002    03/15/2002    03/15/2002   03/15/2002    03/15/2002    03/15/2002   03/15/2002
Prin Window    34            34            34           34            34            34           34

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                              Delta 99-1 to Call
                                                  Price to Discount Margin Table
--------------------------------------------------------------------------------

Bond Class: A1A

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      10.00    Float          03/30/1999              04/15/1999        0               44,000,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
44,000,000.00       Normal               5.2144   Float              LIBOR1M       0.2800   0.00

                Scenario I   Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
99-24.5         0.299        0.318         0.347        0.378         0.408         0.437        0.515
99-25.0         0.297        0.316         0.342        0.371         0.399         0.426        0.500
99-25.5         0.296        0.313         0.338        0.365         0.391         0.416        0.484
99-26.0         0.295        0.310         0.333        0.358         0.382         0.405        0.468
99-26.5         0.294        0.308         0.329        0.352         0.374         0.395        0.452
99-27.0         0.292        0.305         0.325        0.345         0.365         0.384        0.437
99-27.5         0.291        0.303         0.320        0.339         0.357         0.374        0.421
99-28.0         0.290        0.300         0.316        0.332         0.348         0.363        0.405
99-28.5         0.289        0.298         0.311        0.326         0.340         0.353        0.390
99-29.0         0.287        0.295         0.307        0.319         0.331         0.343        0.374
99-29.5         0.286        0.293         0.302        0.313         0.323         0.332        0.358
99-30.0         0.285        0.290         0.298        0.306         0.314         0.322        0.343
99-30.5         0.284        0.288         0.293        0.300         0.306         0.311        0.327
99-31.0         0.282        0.285         0.289        0.293         0.297         0.301        0.311
99-31.5         0.281        0.283         0.284        0.287         0.289         0.290        0.296
100-0.0         0.280        0.280         0.280        0.280         0.280         0.280        0.280
100-0.5         0.279        0.277         0.276        0.273         0.271         0.270        0.264
100-1.0         0.278        0.275         0.271        0.267         0.263         0.259        0.249
100-1.5         0.276        0.272         0.267        0.261         0.254         0.249        0.233
100-2.0         0.275        0.270         0.262        0.254         0.246         0.238        0.217
100-2.5         0.274        0.267         0.258        0.248         0.237         0.228        0.202
100-3.0         0.273        0.265         0.253        0.241         0.229         0.218        0.186
100-3.5         0.271        0.262         0.249        0.235         0.220         0.207        0.171
100-4.0         0.270        0.260         0.244        0.228         0.212         0.197        0.155
100-4.5         0.269        0.257         0.240        0.222         0.203         0.186        0.139
100-5.0         0.268        0.255         0.236        0.215         0.195         0.176        0.124
100-5.5         0.266        0.252         0.231        0.209         0.187         0.166        0.108
100-6.0         0.265        0.250         0.227        0.202         0.178         0.155        0.093
100-6.5         0.264        0.247         0.222        0.196         0.170         0.145        0.077
100-7.0         0.263        0.245         0.218        0.189         0.161         0.135        0.061
100-7.5         0.261        0.242         0.213        0.183         0.153         0.124        0.046
WAL             21.62        8.16          4.11         2.69          1.99          1.60         1.04
Mod Dur         12.12        5.93          3.38         2.31          1.77          1.44         0.96
FirstPrinPay    04/15/1999   04/15/1999    04/15/1999   04/15/1999    04/15/1999    04/15/1999   04/15/1999
Maturity        12/15/2027   12/15/2016    03/15/2009   01/15/2007    10/15/2004    12/15/2003   11/15/2002
Prin Window     345          213           120          94            67            57           44

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                          Delta 99-1 to Maturity
                                                  Price to Discount Margin Table
--------------------------------------------------------------------------------

Bond Class: A1A

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     Float          03/30/1999              04/15/1999        0               44,000,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
44,000,000.00       Normal               5.2144   Float              LIBOR1M       0.2800   0.00

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
99-24.5        0.299         0.325         0.357        0.386         0.418         0.445        0.519
99-25.0        0.298         0.322         0.353        0.379         0.410         0.436        0.504
99-25.5        0.296         0.320         0.349        0.373         0.402         0.426        0.490
99-26.0        0.295         0.317         0.345        0.367         0.394         0.416        0.475
99-26.5        0.294         0.315         0.340        0.361         0.386         0.407        0.461
99-27.0        0.293         0.312         0.336        0.354         0.378         0.397        0.446
99-27.5        0.292         0.310         0.332        0.348         0.370         0.387        0.432
99-28.0        0.290         0.307         0.328        0.342         0.362         0.378        0.417
99-28.5        0.289         0.305         0.323        0.336         0.354         0.368        0.403
99-29.0        0.288         0.302         0.319        0.329         0.346         0.358        0.389
99-29.5        0.287         0.300         0.315        0.323         0.338         0.349        0.374
99-30.0        0.285         0.297         0.311        0.317         0.330         0.339        0.360
99-30.5        0.284         0.295         0.306        0.311         0.322         0.329        0.345
99-31.0        0.283         0.292         0.302        0.304         0.314         0.320        0.331
99-31.5        0.282         0.290         0.298        0.298         0.306         0.310        0.316
100-0.0        0.280         0.287         0.294        0.292         0.298         0.300        0.302
100-0.5        0.279         0.285         0.290        0.286         0.290         0.291        0.288
100-1.0        0.278         0.282         0.285        0.280         0.283         0.281        0.273
100-1.5        0.277         0.280         0.281        0.273         0.275         0.271        0.259
100-2.0        0.275         0.278         0.277        0.267         0.267         0.262        0.244
100-2.5        0.274         0.275         0.273        0.261         0.259         0.252        0.230
100-3.0        0.273         0.273         0.268        0.255         0.251         0.242        0.216
100-3.5        0.272         0.270         0.264        0.249         0.243         0.233        0.201
100-4.0        0.270         0.268         0.260        0.242         0.235         0.223        0.187
100-4.5        0.269         0.265         0.256        0.236         0.227         0.213        0.173
100-5.0        0.268         0.263         0.252        0.230         0.219         0.204        0.158
100-5.5        0.267         0.260         0.247        0.224         0.211         0.194        0.144
100-6.0        0.265         0.258         0.243        0.218         0.203         0.185        0.129
100-6.5        0.264         0.255         0.239        0.211         0.195         0.175        0.115
100-7.0        0.263         0.253         0.235        0.205         0.187         0.165        0.101
100-7.5        0.262         0.250         0.231        0.199         0.180         0.156        0.086
WAL            21.69         8.65          4.46         2.87          2.18          1.76         1.14
Mod Dur        12.14         6.10          3.56         2.42          1.89          1.56         1.04
FirstPrinPay   04/15/1999    04/15/1999    04/15/1999   04/15/1999    04/15/1999    04/15/1999   04/15/1999
Maturity       02/15/2029    06/15/2027    11/15/2018   11/15/2014    07/15/2010    11/15/2008   07/15/2006
Prin Window    359           339           236          188           136           116          88

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC

NationsBanc Montgomery Securities LLC

                                                          Delta 99-1 to Maturity
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A2A

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     NAS            03/01/1999              04/15/1999        14              11,000,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
11,000,000.00       Normal               5.9500   Fixed              None          0.0000   52,723.61

                Scenario I   Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
99-17.0         6.062        6.120         6.137        6.142         6.145         6.146        6.144
99-18.0         6.057        6.107         6.122        6.126         6.129         6.130        6.128
99-19.0         6.052        6.095         6.108        6.111         6.113         6.114        6.112
99-20.0         6.047        6.082         6.093        6.095         6.097         6.098        6.096
99-21.0         6.042        6.069         6.078        6.080         6.082         6.082        6.081
99-22.0         6.037        6.057         6.063        6.064         6.066         6.066        6.065
99-23.0         6.032        6.044         6.048        6.049         6.050         6.050        6.049
99-24.0         6.027        6.032         6.033        6.033         6.034         6.034        6.033
99-25.0         6.022        6.019         6.018        6.018         6.018         6.018        6.018
99-26.0         6.017        6.006         6.003        6.002         6.002         6.002        6.002
99-27.0         6.012        5.994         5.988        5.987         5.986         5.986        5.986
99-28.0         6.007        5.981         5.973        5.971         5.970         5.970        5.971
99-29.0         6.002        5.969         5.959        5.956         5.954         5.954        5.955
99-30.0         5.998        5.956         5.944        5.941         5.938         5.938        5.939
99-31.0         5.993        5.944         5.929        5.925         5.922         5.922        5.924
100-0.0         5.988        5.931         5.914        5.910         5.906         5.906        5.908
100-1.0         5.983        5.918         5.899        5.894         5.890         5.890        5.892
100-2.0         5.978        5.906         5.884        5.879         5.874         5.874        5.876
100-3.0         5.973        5.893         5.870        5.863         5.858         5.858        5.861
100-4.0         5.968        5.881         5.855        5.848         5.843         5.842        5.845
100-5.0         5.963        5.868         5.840        5.833         5.827         5.826        5.830
100-6.0         5.958        5.856         5.825        5.817         5.811         5.810        5.814
100-7.0         5.953        5.843         5.810        5.802         5.795         5.794        5.798
100-8.0         5.948        5.831         5.795        5.786         5.779         5.778        5.783
100-9.0         5.944        5.818         5.781        5.771         5.763         5.762        5.767
100-10.0        5.939        5.806         5.766        5.756         5.747         5.746        5.751
100-11.0        5.934        5.793         5.751        5.740         5.731         5.730        5.736
100-12.0        5.929        5.781         5.736        5.725         5.716         5.715        5.720
100-13.0        5.924        5.768         5.722        5.709         5.700         5.699        5.705
100-14.0        5.919        5.756         5.707        5.694         5.684         5.683        5.689
100-15.0        5.914        5.743         5.692        5.679         5.668         5.667        5.673
WAL             8.56         2.78          2.31         2.22          2.15          2.14         2.18
Mod Dur         6.32         2.48          2.10         2.01          1.95          1.95         1.98
FirstPrinPay    11/15/2000   11/15/2000    11/15/2000   11/15/2000    11/15/2000    11/15/2000   11/15/2000
Maturity        10/15/2012   05/15/2003    05/15/2002   03/15/2002    01/15/2002    01/15/2002   08/15/2002
Prin Window     144          31            19           17            15            15           22

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                              Delta 99-1 to Call
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: B

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      10.00    Sub            03/01/1999              04/15/1999        14              11,250,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
11,250,000.00       Normal               6.8000   Fixed              None          0.0000   61,625.00

                Scenario I   Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
85-30.5         8.208        8.900         10.000       10.665        11.565        11.907       12.228
86-2.5          8.195        8.880         9.969        10.627        11.519        11.858       12.175
86-6.5          8.182        8.860         9.938        10.589        11.472        11.808       12.122
86-10.5         8.168        8.839         9.907        10.552        11.426        11.758       12.069
86-14.5         8.155        8.819         9.876        10.514        11.380        11.708       12.016
86-18.5         8.142        8.799         9.845        10.477        11.333        11.659       11.964
86-22.5         8.128        8.779         9.815        10.439        11.287        11.609       11.911
86-26.5         8.115        8.760         9.784        10.402        11.241        11.560       11.859
86-30.5         8.102        8.740         9.753        10.365        11.195        11.511       11.806
87-2.5          8.089        8.720         9.723        10.328        11.149        11.462       11.754
87-6.5          8.076        8.700         9.692        10.291        11.104        11.412       11.702
87-10.5         8.063        8.680         9.662        10.254        11.058        11.363       11.650
87-14.5         8.050        8.661         9.631        10.217        11.012        11.315       11.598
87-18.5         8.037        8.641         9.601        10.180        10.967        11.266       11.546
87-22.5         8.024        8.621         9.570        10.143        10.921        11.217       11.494
87-26.5         8.011        8.602         9.540        10.106        10.876        11.168       11.442
87-30.5         7.998        8.582         9.510        10.070        10.831        11.120       11.391
88-2.5          7.985        8.562         9.480        10.033        10.785        11.071       11.339
88-6.5          7.972        8.543         9.450        9.997         10.740        11.023       11.288
88-10.5         7.959        8.524         9.420        9.960         10.695        10.975       11.236
88-14.5         7.946        8.504         9.390        9.924         10.650        10.926       11.185
88-18.5         7.933        8.485         9.360        9.888         10.605        10.878       11.134
88-22.5         7.921        8.465         9.330        9.851         10.561        10.830       11.083
88-26.5         7.908        8.446         9.300        9.815         10.516        10.782       11.032
88-30.5         7.895        8.427         9.270        9.779         10.471        10.734       10.981
89-2.5          7.883        8.408         9.241        9.743         10.427        10.686       10.930
89-6.5          7.870        8.389         9.211        9.707         10.382        10.639       10.879
89-10.5         7.857        8.369         9.181        9.671         10.338        10.591       10.829
89-14.5         7.845        8.350         9.152        9.635         10.293        10.544       10.778
89-18.5         7.832        8.331         9.122        9.600         10.249        10.496       10.728
89-22.5         7.820        8.312         9.093        9.564         10.205        10.449       10.677
WAL             26.03        11.67         6.33         4.97          3.82          3.51         3.26
Mod Dur         10.92        7.22          4.68         3.86          3.12          2.91         2.74
FirstPrinPay    09/15/2020   06/15/2005    07/15/2002   04/15/2002    04/15/2002    04/15/2002   04/15/2002
Maturity        12/15/2027   12/15/2016    03/15/2009   01/15/2007    10/15/2004    12/15/2003   11/15/2002
Prin Window     88           139           81           58            31            21           8

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                                      Delta 99-1
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: B

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     Sub            03/01/1999              04/15/1999        14              11,250,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
11,250,000.00       Normal               6.8000   Fixed              None          0.0000   61,625.00

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
86.81250       8.12          8.76          9.78         10.40         11.24         11.55        11.85
86.87500       8.11          8.75          9.77         10.38         11.21         11.53        11.83
86.93750       8.10          8.74          9.75         10.36         11.19         11.50        11.80
87.00000       8.10          8.73          9.74         10.34         11.17         11.48        11.78
87.06250       8.09          8.72          9.72         10.33         11.15         11.45        11.75
87.12500       8.08          8.71          9.71         10.31         11.12         11.43        11.72
87.18750       8.08          8.70          9.69         10.29         11.10         11.41        11.70
87.25000       8.07          8.69          9.68         10.27         11.08         11.38        11.67
87.31250       8.06          8.68          9.66         10.25         11.05         11.36        11.65
87.37500       8.06          8.67          9.64         10.23         11.03         11.33        11.62
87.43750       8.05          8.66          9.63         10.21         11.01         11.31        11.59
87.50000       8.04          8.65          9.61         10.20         10.99         11.28        11.57
87.56250       8.04          8.64          9.60         10.18         10.96         11.26        11.54
87.62500       8.03          8.63          9.58         10.16         10.94         11.23        11.52
87.68750       8.03          8.62          9.57         10.14         10.92         11.21        11.49
87.75000       8.02          8.61          9.55         10.12         10.90         11.19        11.47
87.81250       8.01          8.60          9.54         10.10         10.87         11.16        11.44
87.87500       8.01          8.59          9.52         10.09         10.85         11.14        11.41
87.93750       8.00          8.58          9.51         10.07         10.83         11.11        11.39
88.00000       7.99          8.57          9.49         10.05         10.80         11.09        11.36
88.06250       7.99          8.56          9.48         10.03         10.78         11.07        11.34
88.12500       7.98          8.55          9.46         10.01         10.76         11.04        11.31
88.18750       7.97          8.54          9.45         9.99          10.74         11.02        11.28
88.25000       7.97          8.53          9.43         9.98          10.71         10.99        11.26
88.31250       7.96          8.52          9.42         9.96          10.69         10.97        11.23
88.37500       7.95          8.51          9.40         9.94          10.67         10.94        11.21
88.43750       7.95          8.50          9.39         9.92          10.65         10.92        11.18
88.50000       7.94          8.49          9.37         9.90          10.62         10.90        11.16
88.56250       7.93          8.49          9.36         9.89          10.60         10.87        11.13
88.62500       7.93          8.48          9.34         9.87          10.58         10.85        11.11
88.68750       7.92          8.47          9.33         9.85          10.56         10.82        11.08
WAL            26.04         11.71         6.35         4.98          3.83          3.52         3.27
Mod Dur        10.91         7.23          4.68         3.86          3.13          2.92         2.74
FirstPrinPay   09/15/2020    06/15/2005    07/15/2002   04/15/2002    04/15/2002    04/15/2002   04/15/2002
Maturity       03/15/2028    03/15/2018    01/15/2010   08/15/2007    03/15/2005    05/15/2004   02/15/2003
Prin Window    91            154           91           65            36            26           11

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                                      Delta 99-1
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: IOF

Settle Date     Call %   Description   First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      10.00    IO            03/01/1999              04/15/1999        14              118,800,000.00
Balance               Principal Type      Coupon   Interest Type     Index Type     Margin   Accrued Interest
118,800,000.00        Notional            6.0000   Fixed             None           0.0000   574,200.00

             PP=0.0     PP=10.0     PP=20.0    PP=30.0     PP=40.0    PP=50.0    PP=55.0     PP=60.0    PP=65.0
8.98735      7.00       7.00        7.00       7.00        7.00       7.00       6.27        2.02       -3.67
WAL          1.65       1.65        1.65       1.65        1.65       1.65       1.64        1.57       1.49
Mod Dur      0.98       0.98        0.98       0.98        0.98       0.98       0.97        0.95       0.92
Maturity     03/15/2002 03/15/2002  03/15/2002 03/15/2002  03/15/2002 03/15/2002 02/15/2002  09/15/2001 06/15/2001

--------------------------------------------------------------------------------
MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                                      Delta 99-1
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: IOF

Settle Date     Call %   Description   First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     IO            03/01/1999              04/15/1999        14              118,800,000.00
Balance               Principal Type      Coupon   Interest Type     Index Type     Margin   Accrued Interest
118,800,000.00        Notional            6.0000   Fixed             None           0.0000   574,200.00

             PP=0.0     PP=10.0     PP=20.0    PP=30.0     PP=40.0    PP=50.0    PP=55.0     PP=60.0    PP=65.0

8.98735      7.00       7.00        7.00       7.00        7.00       7.00       7.00        7.00       5.02
WAL          1.65       1.65        1.65       1.65        1.65       1.65       1.65        1.65       1.62
Mod Dur      0.98       0.98        0.98       0.98        0.98       0.98       0.98        0.98       0.97
Maturity     03/15/2002 03/15/2002  03/15/2002 03/15/2002  03/15/2002 03/15/2002 03/15/2002  03/15/2002 03/15/2002

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                                      Delta 99-1
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: IOF

Settle Date     Call %   Description   First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     IO            03/01/1999              04/15/1999        14              118,800,000.00
Balance               Principal Type      Coupon   Interest Type     Index Type     Margin   Accrued Interest
118,800,000.00        Notional            6.0000   Fixed             None           0.0000   574,200.00

             PP=0.0     PP=10.0     PP=20.0    PP=30.0     PP=40.0    PP=50.0    PP=55.0     PP=60.0    PP=65.0
8.98735      7.00       7.00        7.00       7.00        7.00       7.00       7.00        7.00       5.02
WAL          1.65       1.65        1.65       1.65        1.65       1.65       1.65        1.65       1.62
Mod Dur      0.98       0.98        0.98       0.98        0.98       0.98       0.98        0.98       0.97
Maturity     03/15/2002 03/15/2002  03/15/2002 03/15/2002  03/15/2002 03/15/2002 03/15/2002  03/15/2002 03/15/2002

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                          Delta 99-1 to Maturity
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: IOF

Settle Date     Call %   Description   First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      10.00    IO            03/01/1999              04/15/1999        14              129,700,000.00
Balance               Principal Type      Coupon   Interest Type     Index Type     Margin   Accrued Interest
129,700,000.00        Notional            6.0000   Fixed             None           0.0000   626,883.33

             PP=0.0     PP=10.0     PP=20.0    PP=30.0     PP=40.0    PP=50.0    PP=54.0     PP=55.0    PP=60.0
8-19.5       6.900      6.900       6.900      6.900       6.900      6.900      6.900       6.090      1.350
WAL          1.58       1.58        1.58       1.58        1.58       1.58       1.58        1.57       1.49
Mod Dur      0.98       0.98        0.98       0.98        0.98       0.98       0.98        0.97       0.94
Maturity     03/15/2002 03/15/2002  03/15/2002 03/15/2002  03/15/2002 03/15/2002 03/15/2002  02/15/2002 09/15/2001

This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                          Delta 99-1 to Maturity
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: IOF

Settle Date     Call %   Description   First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     IO            03/01/1999              04/15/1999        14              129,700,000.00
Balance               Principal Type      Coupon   Interest Type     Index Type     Margin   Accrued Interest
129,700,000.00        Notional            6.0000   Fixed             None           0.0000   626,883.33

             PP=0.0     PP=10.0     PP=20.0    PP=30.0     PP=40.0    PP=50.0    PP=55.0     PP=60.0    PP=65.0
8-19.5       6.900      6.900       6.900      6.900       6.900      6.900      6.900       6.854      3.871
WAL          1.58       1.58        1.58       1.58        1.58       1.58       1.58        1.58       1.53
Mod Dur      0.98       0.98        0.98       0.98        0.98       0.98       0.98        0.98       0.97
Maturity     03/15/2002 03/15/2002  03/15/2002 03/15/2002  03/15/2002 03/15/2002 03/15/2002  03/15/2002 03/15/2002

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC


NationsBanc Montgomery Securities LLC

                                                                      Delta 99-1
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: B

Settle Date     Call %   Description    First Accrual Date      Next Pay Date     Actual Delay    Issue Balance
03/30/1999      0.00     Sub            03/01/1999              04/15/1999        14              11,250,000.00
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
11,250,000.00       Normal               6.8000   Fixed              None          0.0000   61,625.00

               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
-------------------------------------------------------------------------------------------------------------
86.81250       8.12          8.76          9.78         10.40         11.24         11.55        11.85
86.87500       8.11          8.75          9.77         10.38         11.21         11.53        11.83
86.93750       8.10          8.74          9.75         10.36         11.19         11.50        11.80
87.00000       8.10          8.73          9.74         10.34         11.17         11.48        11.78
87.06250       8.09          8.72          9.72         10.33         11.15         11.45        11.75
87.12500       8.08          8.71          9.71         10.31         11.12         11.43        11.72
87.18750       8.08          8.70          9.69         10.29         11.10         11.41        11.70
87.25000       8.07          8.69          9.68         10.27         11.08         11.38        11.67
87.31250       8.06          8.68          9.66         10.25         11.05         11.36        11.65
87.37500       8.06          8.67          9.64         10.23         11.03         11.33        11.62
87.43750       8.05          8.66          9.63         10.21         11.01         11.31        11.59
87.50000       8.04          8.65          9.61         10.20         10.99         11.28        11.57
87.56250       8.04          8.64          9.60         10.18         10.96         11.26        11.54
87.62500       8.03          8.63          9.58         10.16         10.94         11.23        11.52
87.68750       8.03          8.62          9.57         10.14         10.92         11.21        11.49
87.75000       8.02          8.61          9.55         10.12         10.90         11.19        11.47
87.81250       8.01          8.60          9.54         10.10         10.87         11.16        11.44
87.87500       8.01          8.59          9.52         10.09         10.85         11.14        11.41
87.93750       8.00          8.58          9.51         10.07         10.83         11.11        11.39
88.00000       7.99          8.57          9.49         10.05         10.80         11.09        11.36
88.06250       7.99          8.56          9.48         10.03         10.78         11.07        11.34
88.12500       7.98          8.55          9.46         10.01         10.76         11.04        11.31
88.18750       7.97          8.54          9.45         9.99          10.74         11.02        11.28
88.25000       7.97          8.53          9.43         9.98          10.71         10.99        11.26
88.31250       7.96          8.52          9.42         9.96          10.69         10.97        11.23
88.37500       7.95          8.51          9.40         9.94          10.67         10.94        11.21
88.43750       7.95          8.50          9.39         9.92          10.65         10.92        11.18
88.50000       7.94          8.49          9.37         9.90          10.62         10.90        11.16
88.56250       7.93          8.49          9.36         9.89          10.60         10.87        11.13
88.62500       7.93          8.48          9.34         9.87          10.58         10.85        11.11
88.68750       7.92          8.47          9.33         9.85          10.56         10.82        11.08
WAL            26.04         11.71         6.35         4.98          3.83          3.52         3.27
Mod Dur        10.91         7.23          4.68         3.86          3.13          2.92         2.74
FirstPrinPay   09/15/2020    06/15/2005    07/15/2002   04/15/2002    04/15/2002    04/15/2002   04/15/2002
Maturity       03/15/2028    03/15/2018    01/15/2010   08/15/2007    03/15/2005    05/15/2004   02/15/2003
Prin Window    91            154           91           65            36            26           11

--------------------------------------------------------------------------------
This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

MASTER Version 3.54.3
Copyright (C) 1999 NationsBanc Montgomery Securities LLC